UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2015

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Short Duration Diversified Income Fund (EVG)

Annual Report

October 31, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.09 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2015

Eaton Vance

Short Duration Diversified Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	43

Federal Tax Information	44

Dividend Reinvestment Plan	45

Management and Organization	47

Important Notices	49

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The divergent performance of major economies and a steep drop in commodity prices were key themes influencing the financial markets during the 12 months ended October 31, 2015. Global equity returns were flat, corporate credit spreads generally widened and the U.S. dollar strengthened broadly. Government bond yields fell across developed markets, while spreads on emerging market sovereign debt widened relative to comparable-maturity U.S. Treasury securities.

The U.S. economy continued to grow at a moderate pace, with the exception of a rough patch over the winter related to weather and West Coast port disruptions. The unemployment rate declined, home values rose and gasoline prices tumbled, leaving consumers with more discretionary income. The Federal Reserve held short-term interest rates steady but signaled that a rate hike could be imminent should the economy strengthen further. In contrast, weak economic data in Europe and Japan prompted the European Central Bank to launch a bond-buying program and the Bank of Japan to increase stimulus.

Developments in China took center stage in the second half of the period. After a powerful spring rally, Chinese equities plummeted over the summer on signs that the world’s second-largest economy might be slowing more abruptly than investors had previously thought. Chinese policymakers took numerous steps to stabilize their stock market and boost growth, including devaluing the yuan. The instability in China sparked a global sell-off in risk assets, with commodities and financial assets in commodity-exporting countries bearing the brunt of the decline. Chinese stocks rebounded in the final weeks of the period, although economic data remained soft.

Fund Performance

For the fiscal year ended October 31, 2015, Eaton Vance Short Duration Diversified Income Fund (the Fund) had a total return of 0.84% at net asset value (NAV).

Investments in mortgage-backed securities (MBS) had a positive contribution to the Fund’s performance. The Fund maintained its focus on high-coupon seasoned agency MBS, due to the prepay protection of loans originated more than a decade ago. The Fund benefited from these investments, as they outperformed U.S. Treasurys over the period despite a modest widening of spreads. This is due to the additional yield agency MBS investments offer relative to Treasurys. The

Fund also benefited from its investments in more prepayment-sensitive agency MBS, as prepayments remained muted.

Investments in senior secured loans also contributed to Fund performance. For the 12-month period, BB-rated8 loans in the S&P/LSTA Leveraged Loan Index2 (the Index) returned 3.10%, B-rated loans in the Index returned 0.62%, CCC-rated loans in the Index returned -2.75% and D-rated (defaulted) loans in the Index returned -43.48%. The negative performance of the D-rated loans was due in large part to the continued decline of the defaulted loan issued by Energy Futures Holdings. Across the ratings tiers, the Fund’s overweight to higher-quality BB and B-rated loans and underweight to poorly performing CCC and D-rated loans contributed positively to Fund performance.

The Fund’s exposure to foreign currency instruments around the world detracted from Fund performance during the 12-month period. Sub-Saharan Africa was the worst-performing region, driven by a position in the Zambian kwacha. On the other hand, investments in Eastern Europe had the largest positive impact on results, led by exposure to the Serbian dinar versus the euro. Holdings in Western Europe and the Middle East, most notably the Icelandic krona and Lebanese pound, also contributed positively to Fund performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Performance3

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Catherine C. McDermott, Andrew Szczurowski, CFA and Eric Stein, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	02/28/2005	0.84%	3.51%	5.69%
Fund at Market Price	—	0.87	1.73	5.91

% Premium/Discount to NAV[4]
				–11.65%

Distributions[5]
Total Distributions per share for the period				$1.080
Distribution Rate at NAV				7.03%
Distribution Rate at Market Price				7.95%

% Total Leverage[6]
Derivatives				21.80%
Borrowings				24.13

Fund Profile

Asset Allocation (% of total leveraged assets)7

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Absent an expense waiver by the investment adviser, if applicable, the returns would be lower.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099- DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Total leveraged assets include all assets of the Fund (including those acquired with financial leverage) and derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 184.9%. Please refer to the definition of total leveraged assets within the Notes to Financial Statements included herein.

[8]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

4

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments

Senior Floating-Rate Loans — 56.4%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.6%
BE Aerospace, Inc.
Term Loan, 4.00%, Maturing December 16, 2021	188	$188,985
Silver II US Holdings, LLC
Term Loan, 4.00%, Maturing December 13, 2019	366	337,467
TransDigm, Inc.
Term Loan, 3.75%, Maturing February 28, 2020	803	794,436
Term Loan, 3.75%, Maturing June 4, 2021	321	317,069

		$1,637,957

Air Transport — 0.1%
Virgin America, Inc.
Term Loan, 4.50%, Maturing April 4, 2019	450	$384,120

		$384,120

Automotive — 2.1%
Affinia Group Intermediate Holdings, Inc.
Term Loan, 4.94%, Maturing April 27, 2020	67	$66,630
Allison Transmission, Inc.
Term Loan, 3.50%, Maturing August 23, 2019	612	613,137
Chrysler Group, LLC
Term Loan, 3.50%, Maturing May 24, 2017	882	881,124
Term Loan, 3.25%, Maturing December 31, 2018	369	368,498
CS Intermediate Holdco 2, LLC
Term Loan, 4.00%, Maturing April 4, 2021	568	563,672
Dayco Products, LLC
Term Loan, 5.25%, Maturing December 12, 2019	172	172,267
Federal-Mogul Holdings Corporation
Term Loan, 4.75%, Maturing April 15, 2021	667	611,154
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 3.75%, Maturing April 30, 2019	958	961,711
Horizon Global Corporation
Term Loan, 7.00%, Maturing May 11, 2022	99	96,281
MPG Holdco I, Inc.
Term Loan, 3.75%, Maturing October 20, 2021	414	412,106
Schaeffler AG
Term Loan, 4.25%, Maturing May 15, 2020	91	91,209
TI Group Automotive Systems, LLC
Term Loan, 4.50%, Maturing June 30, 2022	225	223,594
Tower Automotive Holdings USA, LLC
Term Loan, 4.00%, Maturing April 23, 2020	603	598,617

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Visteon Corporation
Term Loan, 3.50%, Maturing April 9, 2021	102	$101,870

		$5,761,870

Beverage and Tobacco — 0.1%
Flavors Holdings, Inc.
Term Loan, 6.75%, Maturing April 3, 2020	386	$365,820

		$365,820

Brokerage / Securities Dealers / Investment Houses — 0.1%
Astro AB Borrower, Inc.
Term Loan, 5.50%, Maturing April 30, 2022	75	$74,859
Salient Partners L.P.
Term Loan, 7.50%, Maturing May 19, 2021	148	145,163

		$220,022

Building and Development — 1.4%
ABC Supply Co., Inc.
Term Loan, 3.50%, Maturing April 16, 2020	245	$243,928
Auction.com, LLC
Term Loan, 6.00%, Maturing May 8, 2022	199	197,507
CPG International, Inc.
Term Loan, 4.75%, Maturing September 30, 2020	98	97,326
DTZ U.S. Borrower, LLC
Term Loan, 4.25%, Maturing November 4, 2021	474	470,185
Gates Global, Inc.
Term Loan, 4.25%, Maturing July 5, 2021	1,041	982,467
Headwaters, Inc.
Term Loan, 4.50%, Maturing March 24, 2022	50	50,156
Ply Gem Industries, Inc.
Term Loan, 4.00%, Maturing February 1, 2021	494	488,180
Quikrete Holdings, Inc.
Term Loan, 4.00%, Maturing September 28, 2020	165	165,228
Term Loan - Second Lien, 7.00%, Maturing March 26, 2021	500	501,562
RE/MAX International, Inc.
Term Loan, 4.25%, Maturing July 31, 2020	353	351,211
Summit Materials Companies I, LLC
Term Loan, 4.25%, Maturing July 17, 2022	125	124,649
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017	92	91,601

		$3,764,000

5	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 4.1%
Acosta Holdco, Inc.
Term Loan, 4.25%, Maturing September 26, 2021		644	$627,697
AlixPartners, LLP
Term Loan, 4.50%, Maturing July 28, 2022		100	100,013
Altisource Solutions S.a.r.l.
Term Loan, 4.50%, Maturing December 9, 2020		516	462,837
Brickman Group Ltd., LLC
Term Loan, 4.00%, Maturing December 18, 2020		147	144,453
Ceridian, LLC
Term Loan, 4.50%, Maturing September 15, 2020		617	569,323
Corporate Capital Trust, Inc.
Term Loan, 4.00%, Maturing May 15, 2019		568	567,275
CPM Holdings, Inc.
Term Loan, 6.00%, Maturing April 11, 2022		50	49,969
Education Management, LLC
Term Loan, 5.50%, Maturing July 2, 2020(2)		80	36,675
Term Loan, 8.50%, (2.00% Cash, 6.50% PIK), Maturing July 2, 2020(2)		140	34,493
EIG Investors Corp.
Term Loan, 5.00%, Maturing November 9, 2019		463	462,849
Emdeon Business Services, LLC
Term Loan, 3.75%, Maturing November 2, 2018		266	265,115
Extreme Reach, Inc.
Term Loan, 6.75%, Maturing February 7, 2020		131	130,811
Garda World Security Corporation
Term Loan, 4.00%, Maturing November 6, 2020		334	326,158
Term Loan, 4.00%, Maturing November 6, 2020		60	58,738
IG Investment Holdings, LLC
Term Loan, 6.00%, Maturing October 29, 2021		368	367,600
IMS Health Incorporated
Term Loan, 3.50%, Maturing March 17, 2021		987	984,303
Information Resources, Inc.
Term Loan, 4.75%, Maturing September 30, 2020		221	221,165
ION Trading Finance Ltd.
Term Loan, 4.50%, Maturing June 10, 2021	EUR	180	198,531
KAR Auction Services, Inc.
Term Loan, 3.50%, Maturing March 11, 2021		541	541,295
Kronos Incorporated
Term Loan, 4.50%, Maturing October 30, 2019		439	438,680
Term Loan - Second Lien, 9.75%, Maturing April 30, 2020		200	202,572
MCS AMS Sub-Holdings, LLC
Term Loan, 7.50%, Maturing October 15, 2019		87	70,043

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Monitronics International, Inc.
Term Loan, 4.25%, Maturing March 23, 2018	99	$98,339
Term Loan, 4.50%, Maturing April 2, 2022	124	123,877
PGX Holdings, Inc.
Term Loan, 5.75%, Maturing September 29, 2020	96	95,684
Quintiles Transnational Corp.
Term Loan, 3.25%, Maturing May 12, 2022	249	249,479
RCS Capital Corporation
Term Loan, 7.50%, Maturing April 29, 2019	160	151,703
Sensus USA, Inc.
Term Loan, 4.50%, Maturing May 9, 2017	119	118,920
ServiceMaster Company
Term Loan, 4.25%, Maturing July 1, 2021	421	421,381
SunGard Data Systems, Inc.
Term Loan, 3.94%, Maturing February 28, 2017	32	32,455
Term Loan, 4.00%, Maturing March 8, 2020	1,482	1,482,615
TNS, Inc.
Term Loan, 5.00%, Maturing February 14, 2020	164	163,267
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 5.75%, Maturing September 2, 2021	223	222,103
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.25%, Maturing May 14, 2022	7	7,433
Term Loan, 4.25%, Maturing May 14, 2022	42	42,442
West Corporation
Term Loan, 3.25%, Maturing June 30, 2018	1,301	1,291,617

		$11,361,910

Cable and Satellite Television — 1.7%
Atlantic Broadband Finance, LLC
Term Loan, 3.25%, Maturing November 30, 2019	132	$131,586
Cequel Communications, LLC
Term Loan, 3.50%, Maturing February 14, 2019	732	725,127
Charter Communications Operating, LLC
Term Loan, 3.50%, Maturing January 24, 2023	375	375,117
CSC Holdings, Inc.
Term Loan, 2.69%, Maturing April 17, 2020	309	308,850
MCC Iowa, LLC
Term Loan, 3.25%, Maturing January 29, 2021	171	169,299
Term Loan, 3.75%, Maturing June 30, 2021	148	147,496
Neptune Finco Corp.
Term Loan, 5.00%, Maturing October 9, 2022	700	703,238

6	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Numericable Group SA
Term Loan, 4.00%, Maturing July 29, 2022	EUR	125	$136,150
Term Loan, 4.00%, Maturing July 31, 2022		75	74,008
Numericable U.S., LLC
Term Loan, 4.50%, Maturing May 21, 2020		173	170,709
Term Loan, 4.50%, Maturing May 21, 2020		200	197,320
Virgin Media Investment Holdings Limited
Term Loan, 3.50%, Maturing June 30, 2023		639	634,965
Term Loan, 4.25%, Maturing June 30, 2023	GBP	300	457,133
Ziggo B.V.
Term Loan, 3.75%, Maturing January 15, 2022	EUR	65	70,799
Term Loan, 3.75%, Maturing January 15, 2022	EUR	101	109,900
Term Loan, 3.75%, Maturing January 15, 2022	EUR	183	198,921

			$4,610,618

Chemicals and Plastics — 2.9%
Aruba Investments, Inc.
Term Loan, 4.50%, Maturing February 2, 2022		58	$58,217
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.75%, Maturing February 1, 2020		490	489,187
AZ Chem US, Inc.
Term Loan, 4.50%, Maturing June 12, 2021		109	109,130
Chemours Company (The)
Term Loan, 3.75%, Maturing May 12, 2022		200	182,210
ECO Services Operations, LLC
Term Loan, 4.75%, Maturing December 4, 2021		74	73,786
Emerald Performance Materials, LLC
Term Loan, 4.50%, Maturing August 1, 2021		347	345,237
Term Loan - Second Lien, 7.75%, Maturing August 1, 2022		100	98,583
Flint Group GmbH
Term Loan, 4.50%, Maturing September 7, 2021		25	24,370
Flint Group US, LLC
Term Loan, 4.50%, Maturing September 7, 2021		149	147,898
Gemini HDPE, LLC
Term Loan, 4.75%, Maturing August 7, 2021		370	370,163
Huntsman International, LLC
Term Loan, 3.26%, Maturing April 19, 2019		1,485	1,471,430
Term Loan, 3.75%, Maturing October 1, 2021		372	367,845
Ineos US Finance, LLC
Term Loan, 3.75%, Maturing May 4, 2018		1,331	1,319,113
Term Loan, 4.25%, Maturing March 31, 2022		124	122,975
Kronos Worldwide, Inc.
Term Loan, 4.00%, Maturing February 18, 2020		49	44,965

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
MacDermid, Inc.
Term Loan, 4.50%, Maturing June 7, 2020		246	$238,244
Term Loan, 4.75%, Maturing June 7, 2020		124	119,837
Minerals Technologies, Inc.
Term Loan, 3.75%, Maturing May 9, 2021		227	227,084
Orion Engineered Carbons GmbH
Term Loan, 5.00%, Maturing July 25, 2021		99	99,248
Term Loan, 5.00%, Maturing July 25, 2021	EUR	198	219,200
OXEA Finance, LLC
Term Loan, 4.25%, Maturing January 15, 2020		123	117,906
PQ Corporation
Term Loan, 4.00%, Maturing August 7, 2017		219	218,505
Solenis International L.P.
Term Loan, 4.50%, Maturing July 31, 2021	EUR	173	190,901
Sonneborn Refined Products B.V.
Term Loan, 4.75%, Maturing December 10, 2020		15	14,897
Sonneborn, LLC
Term Loan, 4.75%, Maturing December 10, 2020		84	84,415
Tata Chemicals North America, Inc.
Term Loan, 3.75%, Maturing August 7, 2020		200	198,271
Trinseo Materials Operating S.C.A.
Term Loan, 4.25%, Maturing November 5, 2021		50	49,641
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing March 19, 2020		390	360,022
Univar, Inc.
Term Loan, 4.25%, Maturing July 1, 2022		600	591,428
Zep, Inc.
Term Loan, 5.75%, Maturing June 27, 2022		75	74,532

			$8,029,240

Clothing / Textiles — 0.1%
Ascena Retail Group, Inc.
Term Loan, 5.25%, Maturing August 21, 2022		300	$288,562

			$288,562

Conglomerates — 0.3%
RGIS Services, LLC
Term Loan, 5.50%, Maturing October 18, 2017		729	$565,193
Spectrum Brands, Inc.
Term Loan, 3.75%, Maturing June 23, 2022		338	340,287

			$905,480

7	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 2.0%
Berry Plastics Holding Corporation
Term Loan, 3.50%, Maturing February 8, 2020		414	$411,382
Term Loan, 3.75%, Maturing January 6, 2021		797	797,460
Term Loan, 4.00%, Maturing October 1, 2022		200	200,611
Hilex Poly Co., LLC
Term Loan, 6.00%, Maturing December 5, 2021		798	799,412
Libbey Glass, Inc.
Term Loan, 3.75%, Maturing April 9, 2021		49	49,180
Onex Wizard Acquisition Company I S.a.r.l.
Term Loan, 4.25%, Maturing March 13, 2022	EUR	398	439,507
Onex Wizard US Acquisition, Inc.
Term Loan, 4.25%, Maturing March 13, 2022		224	224,139
Pelican Products, Inc.
Term Loan, 5.25%, Maturing April 10, 2020		432	429,777
Reynolds Group Holdings, Inc.
Term Loan, 4.50%, Maturing December 1, 2018		1,492	1,495,652
TricorBraun, Inc.
Term Loan, 4.00%, Maturing May 3, 2018		390	388,819
Verallia
Term Loan, Maturing July 24, 2022(3)	EUR	300	331,368

			$5,567,307

Cosmetics / Toiletries — 0.5%
Coty, Inc.
Term Loan, 3.75%, Maturing September 24, 2022		150	$150,703
Galleria Co.
Term Loan, Maturing September 22, 2022(3)		325	326,117
KIK Custom Products, Inc.
Term Loan, 6.00%, Maturing August 26, 2022		275	269,414
Prestige Brands, Inc.
Term Loan, 3.50%, Maturing September 3, 2021		110	109,732
Revlon Consumer Products Corporation
Term Loan, 4.00%, Maturing October 8, 2019		217	217,257
Sun Products Corporation (The)
Term Loan, 5.50%, Maturing March 23, 2020		413	399,813

			$1,473,036

Drugs — 1.2%
Alkermes, Inc.
Term Loan, 3.50%, Maturing September 18, 2019		73	$72,963
AMAG Pharmaceuticals, Inc.
Term Loan, 4.75%, Maturing August 13, 2021		200	196,000
DPx Holdings B.V.
Term Loan, 4.25%, Maturing March 11, 2021		395	387,791

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Drugs (continued)
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 3.75%, Maturing September 26, 2022	500	$492,937
Mallinckrodt International Finance S.A.
Term Loan, 3.25%, Maturing March 19, 2021	271	257,971
Term Loan, 3.50%, Maturing March 19, 2021	223	213,840
Valeant Pharmaceuticals International, Inc.
Term Loan, 3.75%, Maturing December 11, 2019	341	319,968
Term Loan, 3.75%, Maturing August 5, 2020	717	667,850
Term Loan, 4.00%, Maturing April 1, 2022	697	648,989

		$3,258,309

Ecological Services and Equipment — 0.4%
ADS Waste Holdings, Inc.
Term Loan, 3.75%, Maturing October 9, 2019	375	$370,498
EnergySolutions, LLC
Term Loan, 6.75%, Maturing May 29, 2020	660	646,415

		$1,016,913

Electronics / Electrical — 4.9%
Answers Corporation
Term Loan, 6.25%, Maturing October 3, 2021	223	$163,018
Avago Technologies Cayman Ltd.
Term Loan, 3.75%, Maturing May 6, 2021	1,138	1,138,562
Campaign Monitor Finance Pty. Limited
Term Loan, 6.25%, Maturing March 18, 2021	122	121,664
Carros Finance Luxembourg S.a.r.l.
Term Loan, 4.50%, Maturing September 30, 2021	495	494,381
CommScope, Inc.
Term Loan, 3.25%, Maturing January 14, 2018	138	137,318
Term Loan, 3.75%, Maturing December 29, 2022	175	175,055
CompuCom Systems, Inc.
Term Loan, 4.25%, Maturing May 11, 2020	141	111,275
Dell International, LLC
Term Loan, 4.00%, Maturing April 29, 2020	1,095	1,095,795
Dell, Inc.
Term Loan, 3.75%, Maturing October 29, 2018	105	104,802
Entegris, Inc.
Term Loan, 3.50%, Maturing April 30, 2021	50	50,230
Excelitas Technologies Corp.
Term Loan, 6.00%, Maturing October 31, 2020	145	140,350
FIDJI Luxembourg (BC4) S.a.r.l.
Term Loan, 6.25%, Maturing December 24, 2020	105	104,625
Freescale Semiconductor, Inc.
Term Loan, 4.25%, Maturing February 28, 2020	364	364,328

8	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Go Daddy Operating Company, LLC
Term Loan, 4.25%, Maturing May 13, 2021	1,148	$1,151,128
GXS Group, Inc.
Term Loan, 3.25%, Maturing January 16, 2021	172	172,323
Infor (US), Inc.
Term Loan, 3.75%, Maturing June 3, 2020	914	891,761
Informatica Corporation
Term Loan, 4.50%, Maturing August 5, 2022	425	420,971
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021	100	92,038
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	99	99,120
MA FinanceCo., LLC
Term Loan, 4.50%, Maturing November 20, 2019	214	213,683
Term Loan, 5.25%, Maturing November 19, 2021	197	197,475
Magic Newco, LLC
Term Loan, 5.00%, Maturing December 12, 2018	267	267,057
MH Sub I, LLC
Term Loan, 4.75%, Maturing July 8, 2021	223	221,070
Microsemi Corporation
Term Loan, 3.25%, Maturing February 19, 2020	212	211,073
NXP B.V.
Term Loan, 3.25%, Maturing January 11, 2020	343	339,284
Orbotech, Inc.
Term Loan, 5.00%, Maturing August 6, 2020	68	67,282
Renaissance Learning, Inc.
Term Loan, 4.50%, Maturing April 9, 2021	123	119,534
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	286	286,643
RP Crown Parent, LLC
Term Loan, 6.00%, Maturing December 21, 2018	887	812,426
SGS Cayman L.P.
Term Loan, 6.00%, Maturing April 23, 2021	37	37,481
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021	395	330,319
Smart Technologies ULC
Term Loan, 10.50%, Maturing January 31, 2018	106	106,250
SS&C Technologies, Inc.
Term Loan, 4.00%, Maturing July 8, 2022	58	57,757
Term Loan, 4.00%, Maturing July 8, 2022	372	373,283
SunEdison Semiconductor B.V.
Term Loan, 6.50%, Maturing May 27, 2019	148	148,495
SurveyMonkey, Inc.
Term Loan, 6.25%, Maturing February 5, 2019	96	93,721

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Sutherland Global Services, Inc.
Term Loan, 6.00%, Maturing April 23, 2021	161	$161,014
Sybil Software, LLC
Term Loan, 4.25%, Maturing March 20, 2020	804	802,838
Vantiv, LLC
Term Loan, 3.75%, Maturing June 13, 2021	127	127,115
VeriFone, Inc.
Term Loan, 3.50%, Maturing July 8, 2021	494	489,841
Wall Street Systems Delaware, Inc.
Term Loan, 4.50%, Maturing April 30, 2021	565	564,470
Zebra Technologies Corporation
Term Loan, 4.75%, Maturing October 27, 2021	400	403,133

		$13,459,988

Equipment Leasing — 0.3%
Delos Finance S.a.r.l.
Term Loan, 3.50%, Maturing March 6, 2021	425	$425,487
Flying Fortress, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	500	500,860

		$926,347

Financial Intermediaries — 2.5%
American Capital Ltd.
Term Loan, 3.50%, Maturing August 22, 2017	129	$128,464
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	418	414,360
Citco Funding, LLC
Term Loan, 4.25%, Maturing June 29, 2018	672	674,065
Clipper Acquisitions Corp.
Term Loan, 3.00%, Maturing February 6, 2020	97	96,567
First Data Corporation
Term Loan, 3.70%, Maturing March 24, 2018	650	646,276
Term Loan, 3.70%, Maturing September 24, 2018	375	373,008
Term Loan, 3.95%, Maturing July 8, 2022	150	150,562
Grosvenor Capital Management Holdings, LLP
Term Loan, 3.75%, Maturing January 4, 2021	1,162	1,158,001
Guggenheim Partners, LLC
Term Loan, 4.25%, Maturing July 22, 2020	246	246,048
Hamilton Lane Advisors, LLC
Term Loan, 4.25%, Maturing July 9, 2022	100	100,094
Harbourvest Partners, LLC
Term Loan, 3.25%, Maturing February 4, 2021	125	124,632
LPL Holdings, Inc.
Term Loan, 3.25%, Maturing March 29, 2019	1,570	1,562,389

9	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Medley, LLC
Term Loan, 6.50%, Maturing June 15, 2019		86	$86,364
NXT Capital, Inc.
Term Loan, 6.25%, Maturing September 4, 2018		124	124,676
Ocwen Financial Corporation
Term Loan, 5.50%, Maturing February 15, 2018		277	278,008
Sesac Holdco II, LLC
Term Loan, 5.25%, Maturing February 8, 2019		289	285,701
Starwood Property Trust, Inc.
Term Loan, 3.50%, Maturing April 17, 2020		122	121,569
Walker & Dunlop, Inc.
Term Loan, 5.25%, Maturing December 11, 2020		121	120,806
Walter Investment Management Corp.
Term Loan, 4.75%, Maturing December 19, 2020		199	183,352

			$6,874,942

Food Products — 1.8%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017		638	$639,405
Blue Buffalo Company Ltd.
Term Loan, 3.75%, Maturing August 8, 2019		243	242,706
Charger OpCo B.V.
Term Loan, 4.25%, Maturing July 2, 2022	EUR	122	134,141
Term Loan, 4.25%, Maturing July 2, 2022		365	363,891
Clearwater Seafoods Limited Partnership
Term Loan, 4.75%, Maturing June 26, 2019		166	166,293
Del Monte Foods, Inc.
Term Loan, 4.25%, Maturing February 18, 2021		123	120,279
Dole Food Company, Inc.
Term Loan, 4.50%, Maturing November 1, 2018		92	92,554
High Liner Foods, Inc.
Term Loan, 4.25%, Maturing April 24, 2021		148	147,258
JBS USA, LLC
Term Loan, 3.75%, Maturing May 25, 2018		866	866,156
Term Loan, 3.75%, Maturing September 18, 2020		294	294,110
Term Loan, 4.00%, Maturing October 30, 2022		125	125,155
NBTY, Inc.
Term Loan, 3.50%, Maturing October 1, 2017		888	881,762
Pinnacle Foods Finance, LLC
Term Loan, 3.00%, Maturing April 29, 2020		123	122,467
Term Loan, 3.00%, Maturing April 29, 2020		605	605,643
Post Holdings, Inc.
Term Loan, 3.75%, Maturing June 2, 2021		47	47,410

			$4,849,230

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Food Service — 1.1%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.75%, Maturing December 12, 2021	922	$923,320
Aramark Services, Inc.
Term Loan, 3.69%, Maturing July 26, 2016	34	33,446
Term Loan, 3.70%, Maturing July 26, 2016	19	18,568
Landry’s, Inc.
Term Loan, 4.00%, Maturing April 24, 2018	412	412,557
US Foods, Inc.
Term Loan, 4.50%, Maturing March 31, 2019	611	611,826
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing April 2, 2020	1,420	1,108,783

		$3,108,500

Food / Drug Retailers — 1.4%
Albertsons, LLC
Term Loan, 5.38%, Maturing March 21, 2019	221	$221,550
Term Loan, 5.00%, Maturing August 25, 2019	414	414,634
Term Loan, 5.50%, Maturing August 25, 2021	174	173,946
General Nutrition Centers, Inc.
Term Loan, 3.25%, Maturing March 4, 2019	745	724,798
New Albertsons, Inc.
Term Loan, 4.75%, Maturing June 27, 2021	1,163	1,159,033
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020	100	101,000
Supervalu, Inc.
Term Loan, 4.50%, Maturing March 21, 2019	982	981,488

		$3,776,449

Health Care — 5.9%
Acadia Healthcare Company, Inc.
Term Loan, 4.25%, Maturing February 11, 2022	50	$49,867
ADMI Corp.
Term Loan, 5.50%, Maturing April 30, 2022	75	75,000
Akorn, Inc.
Term Loan, 5.50%, Maturing April 16, 2021	198	196,020
Albany Molecular Research, Inc.
Term Loan, 5.75%, Maturing July 16, 2021	400	400,500
Alere, Inc.
Term Loan, 4.25%, Maturing June 18, 2022	324	324,794
Alliance Healthcare Services, Inc.
Term Loan, 4.25%, Maturing June 3, 2019	217	216,580
Amneal Pharmaceuticals, LLC
Term Loan, 4.50%, Maturing November 1, 2019	543	542,121

10	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
AmSurg Corp.
Term Loan, 3.50%, Maturing July 16, 2021	99	$98,362
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.50%, Maturing July 21, 2021	100	100,125
Auris Luxembourg III S.a.r.l.
Term Loan, 4.25%, Maturing January 15, 2022	149	149,158
CareCore National, LLC
Term Loan, 5.50%, Maturing March 5, 2021	599	539,095
CHG Healthcare Services, Inc.
Term Loan, 4.25%, Maturing November 19, 2019	171	170,509
Community Health Systems, Inc.
Term Loan, 3.58%, Maturing December 31, 2018	368	367,259
Term Loan, 3.75%, Maturing December 31, 2019	502	500,177
Term Loan, 4.00%, Maturing January 27, 2021	923	921,835
Convatec, Inc.
Term Loan, 4.25%, Maturing June 15, 2020	90	89,471
CPI Buyer, LLC
Term Loan, 5.50%, Maturing August 18, 2021	198	196,020
DaVita HealthCare Partners, Inc.
Term Loan, 3.50%, Maturing June 24, 2021	543	544,287
DJO Finance, LLC
Term Loan, 4.25%, Maturing June 8, 2020	399	396,506
Envision Healthcare Corporation
Term Loan, 4.00%, Maturing May 25, 2018	396	395,431
Global Healthcare Exchange, LLC
Term Loan, 5.50%, Maturing August 15, 2022	200	199,688
Greatbatch Ltd.
Term Loan, 5.25%, Maturing September 22, 2022	175	175,766
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.19%, Maturing February 27, 2021	813	812,075
Horizon Pharma, Inc.
Term Loan, 4.50%, Maturing May 7, 2021	449	419,698
Iasis Healthcare, LLC
Term Loan, 4.50%, Maturing May 3, 2018	311	311,534
Indivior Finance S.a.r.l.
Term Loan, 7.00%, Maturing December 19, 2019	193	179,025
inVentiv Health, Inc.
Term Loan, 7.75%, Maturing May 15, 2018	533	532,368
Jaguar Holding Company II
Term Loan, 4.25%, Maturing August 18, 2022	798	788,690
Kindred Healthcare, Inc.
Term Loan, 4.25%, Maturing April 9, 2021	744	743,420
Kinetic Concepts, Inc.
Term Loan, 4.50%, Maturing May 4, 2018	917	917,667

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Knowledge Universe Education, LLC
Term Loan, 6.00%, Maturing July 28, 2022	200	$198,000
LHP Hospital Group, Inc.
Term Loan, 9.00%, Maturing July 3, 2018	235	226,555
MedAssets, Inc.
Term Loan, 4.00%, Maturing December 13, 2019	72	71,549
Millennium Health, LLC
Term Loan, 5.25%, Maturing April 16, 2021	864	308,902
MMM Holdings, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	107	79,474
MSO of Puerto Rico, Inc.
Term Loan, 9.75%, Maturing December 12, 2017	78	57,778
National Mentor Holdings, Inc.
Term Loan, 4.25%, Maturing January 31, 2021	99	97,022
Onex Carestream Finance L.P.
Term Loan, 5.00%, Maturing June 7, 2019	439	419,379
Opal Acquisition, Inc.
Term Loan, 5.00%, Maturing November 27, 2020	295	286,179
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.75%, Maturing June 30, 2021	543	536,540
Physio-Control International, Inc.
Term Loan, 5.50%, Maturing June 6, 2022	75	73,969
PRA Holdings, Inc.
Term Loan, 4.50%, Maturing September 23, 2020	486	487,282
Radnet Management, Inc.
Term Loan, 4.28%, Maturing October 10, 2018	346	345,697
RCHP, Inc.
Term Loan, 5.25%, Maturing April 23, 2019	420	415,999
Sage Products Holdings III, LLC
Term Loan, 4.25%, Maturing December 13, 2019	137	137,242
Select Medical Corporation
Term Loan, 3.75%, Maturing June 1, 2018	217	216,975
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.25%, Maturing May 15, 2022	125	124,375
Steward Health Care System, LLC
Term Loan, 6.75%, Maturing April 12, 2020	395	391,859
Tecomet, Inc.
Term Loan, 5.75%, Maturing December 5, 2021	223	212,147
Truven Health Analytics, Inc.
Term Loan, 4.50%, Maturing June 6, 2019	315	310,163

		$16,350,134

11	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Home Furnishings — 0.5%
Serta Simmons Holdings, LLC
Term Loan, 4.25%, Maturing October 1, 2019		1,255	$1,256,423
Tempur-Pedic International, Inc.
Term Loan, 3.50%, Maturing March 18, 2020		55	54,983

			$1,311,406

Industrial Equipment — 1.5%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		540	$528,485
Delachaux S.A.
Term Loan, 4.50%, Maturing October 28, 2021		75	75,205
Doosan Infracore International, Inc.
Term Loan, 4.50%, Maturing May 28, 2021		182	182,722
Gardner Denver, Inc.
Term Loan, 4.25%, Maturing July 30, 2020		343	322,468
Generac Power Systems, Inc.
Term Loan, 3.50%, Maturing May 31, 2020		258	255,791
Husky Injection Molding Systems Ltd.
Term Loan, 4.25%, Maturing June 30, 2021		467	458,914
Term Loan - Second Lien, 7.25%, Maturing June 30, 2022		80	78,385
Milacron, LLC
Term Loan, 4.50%, Maturing September 28, 2020		215	215,528
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		90	87,634
Rexnord, LLC
Term Loan, 4.00%, Maturing August 21, 2020		833	824,670
Signode Industrial Group US, Inc.
Term Loan, 3.75%, Maturing May 1, 2021		181	178,910
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		345	338,581
Tank Holding Corp.
Term Loan, 5.25%, Maturing March 16, 2022		149	147,967
Terex Corporation
Term Loan, 3.50%, Maturing August 13, 2021	EUR	297	324,147
VAT Lux III S.a.r.l.
Term Loan, 4.25%, Maturing February 11, 2021		59	58,461
Wittur GmbH
Term Loan, 6.00%, Maturing February 10, 2022	EUR	175	188,831

			$4,266,699

Insurance — 1.7%
Alliant Holdings I, Inc.
Term Loan, 4.50%, Maturing August 12, 2022		349	$345,961

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
AmWINS Group, LLC
Term Loan, 5.25%, Maturing September 6, 2019	901	$905,006
AssuredPartners, Inc.
Term Loan, 5.75%, Maturing October 21, 2022	125	125,391
Term Loan - Second Lien, 10.00%, Maturing October 20, 2023	125	122,187
Asurion, LLC
Term Loan, 5.00%, Maturing May 24, 2019	780	746,594
Term Loan, 5.00%, Maturing August 4, 2022	998	945,630
Term Loan - Second Lien, 8.50%, Maturing March 3, 2021	375	339,187
CGSC of Delaware Holding Corporation
Term Loan, 5.00%, Maturing April 16, 2020	49	44,395
Cunningham Lindsey U.S., Inc.
Term Loan, 5.00%, Maturing December 10, 2019	167	131,833
Hub International Limited
Term Loan, 4.00%, Maturing October 2, 2020	515	503,284
USI, Inc.
Term Loan, 4.25%, Maturing December 27, 2019	463	458,575

		$4,668,043

Leisure Goods / Activities / Movies — 2.9%
Activision Blizzard, Inc.
Term Loan, 3.25%, Maturing October 12, 2020	467	$469,119
AMC Entertainment, Inc.
Term Loan, 3.50%, Maturing April 30, 2020	439	438,887
Ancestry.com, Inc.
Term Loan, 5.00%, Maturing August 17, 2022	275	275,458
Aufinco Pty. Limited
Term Loan, 4.00%, Maturing May 29, 2020	73	73,175
Bombardier Recreational Products, Inc.
Term Loan, 3.75%, Maturing January 30, 2019	641	641,544
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.00%, Maturing July 8, 2022	75	75,384
ClubCorp Club Operations, Inc.
Term Loan, 4.25%, Maturing July 24, 2020	548	548,588
Emerald Expositions Holding, Inc.
Term Loan, 4.75%, Maturing June 17, 2020	175	175,114
Fender Musical Instruments Corporation
Term Loan, 5.75%, Maturing April 3, 2019	60	59,831
Kasima, LLC
Term Loan, 3.25%, Maturing May 17, 2021	125	124,738
Lindblad Expeditions, Inc.
Term Loan, 5.50%, Maturing May 8, 2021	46	45,543
Term Loan, 5.50%, Maturing May 8, 2021	353	352,958

12	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Live Nation Entertainment, Inc.
Term Loan, 3.50%, Maturing August 16, 2020	498	$497,895
LTF Merger Sub, Inc.
Term Loan, 4.25%, Maturing June 10, 2022	249	248,323
Nord Anglia Education Finance, LLC
Term Loan, 5.00%, Maturing March 31, 2021	645	630,364
Regal Cinemas Corporation
Term Loan, 3.75%, Maturing April 1, 2022	1,170	1,174,388
Sabre, Inc.
Term Loan, 4.00%, Maturing February 19, 2019	219	219,059
SeaWorld Parks & Entertainment, Inc.
Term Loan, 3.00%, Maturing May 14, 2020	535	503,954
SRAM, LLC
Term Loan, 4.02%, Maturing April 10, 2020	319	301,374
Steinway Musical Instruments, Inc.
Term Loan, 4.75%, Maturing September 19, 2019	375	375,469
Town Sports International, Inc.
Term Loan, 4.50%, Maturing November 15, 2020	212	133,441
WMG Acquisition Corp.
Term Loan, 3.75%, Maturing July 1, 2020	172	167,212
Zuffa, LLC
Term Loan, 3.75%, Maturing February 25, 2020	559	552,483

		$8,084,301

Lodging and Casinos — 2.6%
Affinity Gaming, LLC
Term Loan, 5.25%, Maturing November 9, 2017	457	$459,261
Amaya Holdings B.V.
Term Loan, 5.00%, Maturing August 1, 2021	644	631,290
Term Loan - Second Lien, 8.00%, Maturing August 1, 2022	539	543,252
Boyd Gaming Corporation
Term Loan, 4.00%, Maturing August 14, 2020	81	81,340
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(4)	366	335,667
CityCenter Holdings, LLC
Term Loan, 4.25%, Maturing October 16, 2020	636	637,385
Four Seasons Holdings, Inc.
Term Loan, 3.50%, Maturing June 27, 2020	98	97,108
Term Loan - Second Lien, 6.25%, Maturing December 27, 2020	500	500,000
Golden Nugget, Inc.
Term Loan, 5.50%, Maturing November 21, 2019	63	63,093
Term Loan, 5.50%, Maturing November 21, 2019	146	147,218

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos (continued)
Hilton Worldwide Finance, LLC
Term Loan, 3.50%, Maturing October 26, 2020	1,872	$1,877,830
La Quinta Intermediate Holdings, LLC
Term Loan, 3.75%, Maturing April 14, 2021	166	165,189
MGM Resorts International
Term Loan, 3.50%, Maturing December 20, 2019	486	486,005
Pinnacle Entertainment, Inc.
Term Loan, 3.75%, Maturing August 13, 2020	56	56,477
Playa Resorts Holding B.V.
Term Loan, 4.00%, Maturing August 9, 2019	98	96,836
RHP Hotel Properties L.P.
Term Loan, 3.50%, Maturing January 15, 2021	123	123,684
Scientific Games International, Inc.
Term Loan, 6.00%, Maturing October 18, 2020	639	625,653
Term Loan, 6.00%, Maturing October 1, 2021	174	170,078

		$7,097,366

Nonferrous Metals / Minerals — 0.7%
Alpha Natural Resources, LLC
DIP Loan, 10.00%, Maturing January 31, 2017	25	$23,875
Term Loan, 3.50%, Maturing May 22, 2020	147	64,882
Arch Coal, Inc.
Term Loan, 6.25%, Maturing May 16, 2018	557	292,206
Dynacast International, LLC
Term Loan, 4.50%, Maturing January 28, 2022	124	123,207
Fairmount Minerals Ltd.
Term Loan, 4.50%, Maturing September 5, 2019	368	222,644
Murray Energy Corporation
Term Loan, 7.00%, Maturing April 16, 2017	50	33,042
Term Loan, 7.50%, Maturing April 16, 2020	349	231,005
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 28, 2019	169	108,502
Novelis, Inc.
Term Loan, 4.00%, Maturing June 2, 2022	499	489,203
Oxbow Carbon, LLC
Term Loan, 4.25%, Maturing July 19, 2019	89	84,756
Term Loan - Second Lien, 8.00%, Maturing January 17, 2020	150	136,875

		$1,810,197

Oil and Gas — 1.9%
Ameriforge Group, Inc.
Term Loan, 5.00%, Maturing December 19, 2019	220	$152,919

13	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Bronco Midstream Funding, LLC
Term Loan, 5.00%, Maturing August 15, 2020	283	$267,842
CITGO Holding, Inc.
Term Loan, 9.50%, Maturing May 12, 2018	264	259,769
CITGO Petroleum Corporation
Term Loan, 4.50%, Maturing July 29, 2021	198	195,277
Crestwood Holdings, LLC
Term Loan, 7.00%, Maturing June 19, 2019	169	137,821
Drillships Ocean Ventures, Inc.
Term Loan, 5.50%, Maturing July 25, 2021	198	128,540
Energy Transfer Equity L.P.
Term Loan, 3.25%, Maturing December 2, 2019	325	311,187
Term Loan, 4.00%, Maturing December 2, 2019	570	554,157
Fieldwood Energy, LLC
Term Loan, 3.88%, Maturing September 28, 2018	196	174,061
Floatel International Ltd.
Term Loan, 6.00%, Maturing June 27, 2020	172	104,718
MEG Energy Corp.
Term Loan, 3.75%, Maturing March 31, 2020	1,431	1,348,946
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing May 2, 2016	25	24,615
Paragon Offshore Finance Company
Term Loan, 3.75%, Maturing July 18, 2021	149	58,658
Samson Investment Company
Term Loan - Second Lien, 0.00%, Maturing September 25, 2018(4)	175	10,063
Seadrill Partners Finco, LLC
Term Loan, 4.00%, Maturing February 21, 2021	837	492,144
Seventy Seven Operating, LLC
Term Loan, 3.75%, Maturing June 25, 2021	99	82,621
Sheridan Investment Partners II L.P.
Term Loan, 4.25%, Maturing December 16, 2020	28	17,897
Term Loan, 4.25%, Maturing December 16, 2020	75	47,988
Term Loan, 4.25%, Maturing December 16, 2020	537	344,970
Sheridan Production Partners I, LLC
Term Loan, 4.25%, Maturing October 1, 2019(2)	31	20,384
Term Loan, 4.25%, Maturing October 1, 2019(2)	50	33,373
Term Loan, 4.25%, Maturing October 1, 2019(2)	379	251,852
Targa Resources Corp.
Term Loan, 5.75%, Maturing February 25, 2022	47	46,453
Tervita Corporation
Term Loan, 6.25%, Maturing May 15, 2018	130	101,789

		$5,168,044

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Publishing — 0.8%
Ascend Learning, LLC
Term Loan, 5.50%, Maturing July 31, 2019	221	$221,339
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	924	620,536
Interactive Data Corporation
Term Loan, 4.75%, Maturing May 2, 2021	272	271,844
Laureate Education, Inc.
Term Loan, 5.00%, Maturing June 15, 2018	516	445,516
McGraw-Hill Global Education Holdings, LLC
Term Loan, 4.75%, Maturing March 22, 2019	125	125,524
Merrill Communications, LLC
Term Loan, 6.25%, Maturing June 1, 2022	124	122,078
Multi Packaging Solutions, Inc.
Term Loan, 4.25%, Maturing September 30, 2020	60	59,648
ProQuest, LLC
Term Loan, 5.25%, Maturing October 24, 2021	124	123,441
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.75%, Maturing August 14, 2020	246	243,626

		$2,233,552

Radio and Television — 1.2%
AP NMT Acquisition B.V.
Term Loan, 6.75%, Maturing August 13, 2021	99	$95,452
Block Communications, Inc.
Term Loan, 5.50%, Maturing November 7, 2021	50	49,686
Cumulus Media Holdings, Inc.
Term Loan, 4.25%, Maturing December 23, 2020	729	621,624
Hubbard Radio, LLC
Term Loan, 4.25%, Maturing May 27, 2022	122	119,477
iHeartCommunications, Inc.
Term Loan, 7.69%, Maturing July 30, 2019	450	382,500
Media General, Inc.
Term Loan, 4.00%, Maturing July 31, 2020	255	254,607
Mission Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	126	125,812
Nexstar Broadcasting, Inc.
Term Loan, 3.75%, Maturing October 1, 2020	143	142,673
TWCC Holding Corp.
Term Loan, 5.75%, Maturing February 11, 2020	232	232,680
Term Loan - Second Lien, 7.00%, Maturing June 26, 2020	125	125,156
Univision Communications, Inc.
Term Loan, 4.00%, Maturing March 1, 2020	1,135	1,127,669

		$3,277,336

14	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) — 3.0%
99 Cents Only Stores
Term Loan, 4.50%, Maturing January 11, 2019	336	$268,991
Bass Pro Group, LLC
Term Loan, 4.00%, Maturing June 5, 2020	441	438,509
Burlington Coat Factory Warehouse Corporation
Term Loan, 4.25%, Maturing August 13, 2021	93	93,324
CDW, LLC
Term Loan, 3.25%, Maturing April 29, 2020	366	365,094
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019	119	101,715
Dollar Tree, Inc.
Term Loan, 3.50%, Maturing July 6, 2022	558	559,739
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019	121	103,939
Harbor Freight Tools USA, Inc.
Term Loan, 4.75%, Maturing July 26, 2019	187	187,916
J. Crew Group, Inc.
Term Loan, 4.00%, Maturing March 5, 2021	517	385,904
Jo-Ann Stores, Inc.
Term Loan, 4.00%, Maturing March 16, 2018	316	308,289
Men’s Wearhouse, Inc. (The)
Term Loan, 4.50%, Maturing June 18, 2021	157	157,437
Michaels Stores, Inc.
Term Loan, 3.75%, Maturing January 28, 2020	1,472	1,473,883
Term Loan, 4.00%, Maturing January 28, 2020	173	173,459
Neiman Marcus Group, Inc. (The)
Term Loan, 4.25%, Maturing October 25, 2020	760	742,272
Party City Holdings, Inc.
Term Loan, 4.25%, Maturing August 19, 2022	500	499,896
Petco Animal Supplies, Inc.
Term Loan, 4.00%, Maturing November 24, 2017	724	723,488
PetSmart, Inc.
Term Loan, 4.25%, Maturing March 11, 2022	920	921,317
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.50%, Maturing April 30, 2021	99	95,787
Pilot Travel Centers, LLC
Term Loan, 3.75%, Maturing October 3, 2021	291	292,706
Spin Holdco, Inc.
Term Loan, 4.25%, Maturing November 14, 2019	294	290,848

		$8,184,513

Steel — 0.6%
FMG Resources (August 2006) Pty. Ltd.
Term Loan, 4.25%, Maturing June 30, 2019	1,685	$1,432,196

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Steel (continued)
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 1, 2017	143	$139,677
Neenah Foundry Company
Term Loan, 6.76%, Maturing April 26, 2017	81	80,632

		$1,652,505

Surface Transport — 0.2%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 11, 2018	340	$340,233
Kenan Advantage Group, Inc.
Term Loan, 1.50%, Maturing January 23, 2017(5)	10	9,557
Term Loan, 4.00%, Maturing July 31, 2022	22	21,827
Term Loan, 4.00%, Maturing July 31, 2022	69	68,429
Stena International S.a.r.l.
Term Loan, 4.00%, Maturing March 3, 2021	271	231,598

		$671,644

Telecommunications — 1.4%
Intelsat Jackson Holdings S.A.
Term Loan, 3.75%, Maturing June 30, 2019	1,650	$1,602,305
IPC Corp.
Term Loan, 5.50%, Maturing August 6, 2021	348	344,332
Mitel US Holdings, Inc.
Term Loan, 5.50%, Maturing April 29, 2022	150	147,989
SBA Senior Finance II, LLC
Term Loan, 3.25%, Maturing March 24, 2021	346	343,357
Syniverse Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2019	242	221,930
Term Loan, 4.00%, Maturing April 23, 2019	336	307,594
Telesat Canada
Term Loan, 3.50%, Maturing March 28, 2019	653	649,923
Windstream Corporation
Term Loan, 3.50%, Maturing August 8, 2019	121	118,801

		$3,736,231

Utilities — 1.9%
Calpine Construction Finance Company L.P.
Term Loan, 3.00%, Maturing May 3, 2020	196	$190,857
Term Loan, 3.25%, Maturing January 31, 2022	73	71,758
Calpine Corporation
Term Loan, 4.00%, Maturing October 9, 2019	170	170,174
Term Loan, 3.50%, Maturing May 27, 2022	599	592,765
Dynegy Holdings, Inc.
Term Loan, 4.00%, Maturing April 23, 2020	1,170	1,166,991

15	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
EFS Cogen Holdings I, LLC
Term Loan, 3.75%, Maturing December 17, 2020	74	$74,082
Electrical Components International, Inc.
Term Loan, 5.75%, Maturing May 28, 2021	598	599,984
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.25%, Maturing June 19, 2016	300	300,188
Granite Acquisition, Inc.
Term Loan, 5.00%, Maturing December 19, 2021	21	20,625
Term Loan, 5.00%, Maturing December 19, 2021	475	465,234
Invenergy Thermal Operating I, LLC
Term Loan, 6.50%, Maturing October 7, 2022	25	24,875
La Frontera Generation, LLC
Term Loan, 4.50%, Maturing September 30, 2020	819	667,116
Lonestar Generation, LLC
Term Loan, 5.25%, Maturing February 20, 2021	99	79,692
Longview Power, LLC
Term Loan, 7.00%, Maturing April 13, 2021	50	49,127
TPF II Power, LLC
Term Loan, 5.50%, Maturing October 2, 2021	271	271,385
WTG Holdings III Corp.
Term Loan, 4.75%, Maturing January 15, 2021	567	564,924

		$5,309,777

Total Senior Floating-Rate Loans (identified cost $161,590,071)		$155,462,368

Collateralized Mortgage Obligations — 23.3%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29	$1,105	$1,253,447
Series 2167, Class BZ, 7.00%, 6/15/29	869	998,249
Series 2182, Class ZB, 8.00%, 9/15/29	1,449	1,732,803
Series 2631, (Interest Only), Class DS, 6.904%, 6/15/33(6)(7)	2,202	363,087
Series 2770, (Interest Only), Class SH, 6.904%, 3/15/34(6)(7)	2,639	547,769
Series 2981, (Interest Only), Class CS, 6.524%, 5/15/35(6)(7)	1,503	296,631
Series 3114, (Interest Only), Class TS, 6.454%, 9/15/30(6)(7)	3,806	657,813
Series 3339, (Interest Only), Class JI, 6.394%, 7/15/37(6)(7)	3,000	558,102

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 4109, (Interest Only), Class ES, 5.954%, 12/15/41(6)(7)	$1,250	$49,293
Series 4163, (Interest Only), Class GS, 6.004%, 11/15/32(6)(7)	6,031	1,262,760
Series 4169, (Interest Only), Class AS, 6.054%, 2/15/33(6)(7)	3,811	772,100
Series 4180, (Interest Only), Class GI, 3.50%, 8/15/26(7)	3,742	385,430
Series 4203, (Interest Only), Class QS, 6.054%, 5/15/43(6)(7)	4,025	869,867
Series 4212, (Interest Only), Class SA, 6.004%, 7/15/38(6)(7)	7,712	1,079,713
Series 4273, Class PU, 4.00%, 11/15/43	1,359	1,379,786
Series 4316, (Interest Only), Class JS, 5.904%, 1/15/44(6)(7)	3,337	545,310
Series 4326, Class TS, 13.142%, 4/15/44(6)	1,071	1,128,624
Series 4332, (Interest Only), Class KI, 4.00%, 9/15/43(7)	2,788	436,090
Series 4336, Class GU, 3.50%, 2/15/53	3,169	3,233,091
Series 4370, (Interest Only), Class IO, 3.50%, 9/15/41(7)	3,048	483,078
Series 4443, Class ZJ, 3.00%, 9/15/44	105	105,466
Series 4450, Class DS, 5.706%, 9/15/44(6)	1,108	1,117,894
Series 4478, (Principal Only), Class PO, 0.00%, 5/15/45(8)	2,691	2,440,618
Series 4497, (Interest Only), Class CS, 6.004%, 9/15/44(6)(7)	4,949	943,684

		$22,640,705

Federal National Mortgage Association:
Series 1989-89, Class H, 9.00%, 11/25/19	$38	$41,690
Series 1991-122, Class N, 7.50%, 9/25/21	166	183,351
Series 1993-84, Class M, 7.50%, 6/25/23	1,286	1,466,419
Series 1994-42, Class K, 6.50%, 4/25/24	416	463,394
Series 1997-28, Class ZA, 7.50%, 4/20/27	487	576,627
Series 1997-38, Class N, 8.00%, 5/20/27	442	517,475
Series 2004-46, (Interest Only), Class SI, 5.803%, 5/25/34(6)(7)	2,683	436,531
Series 2005-17, (Interest Only), Class SA, 6.503%, 3/25/35(6)(7)	1,947	411,308
Series 2006-8, (Principal Only), Class WQ, 0.00%, 3/25/36(8)	1,692	1,473,928
Series 2006-42, (Interest Only), Class PI, 6.393%, 6/25/36(6)(7)	3,424	631,125
Series 2006-44, (Interest Only), Class IS, 6.403%, 6/25/36(6)(7)	2,787	538,670
Series 2006-72, (Interest Only), Class GI, 6.383%, 8/25/36(6)(7)	5,021	884,995

16	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2007-50, (Interest Only), Class LS, 6.253%, 6/25/37(6)(7)	$2,130	$400,684
Series 2007-74, Class AC, 5.00%, 8/25/37	2,671	2,935,766
Series 2008-26, (Interest Only), Class SA, 6.003%, 4/25/38(6)(7)	3,536	652,313
Series 2008-29, (Interest Only), Class CI, 5.00%, 9/25/35(7)	1,710	83,208
Series 2008-61, (Interest Only), Class S, 5.903%, 7/25/38(6)(7)	4,581	839,128
Series 2010-99, (Interest Only), Class NS, 6.403%, 3/25/39(6)(7)	3,887	429,544
Series 2010-109, (Interest Only), Class PS, 6.403%, 10/25/40(6)(7)	5,600	989,127
Series 2010-119, (Interest Only), Class SK, 5.803%, 4/25/40(6)(7)	1,647	79,289
Series 2010-124, (Interest Only), Class SJ, 5.853%, 11/25/38(6)(7)	3,431	485,851
Series 2010-147, (Interest Only), Class KS, 5.753%, 1/25/41(6)(7)	6,899	1,130,139
Series 2010-150, (Interest Only), Class GS, 6.553%, 1/25/21(6)(7)	4,288	453,545
Series 2010-151, (Interest Only), Class PI, 4.00%, 5/25/28(7)	6,334	207,247
Series 2011-22, (Interest Only), Class IC, 3.50%, 12/25/25(7)	6,201	566,533
Series 2011-49, Class NT, 6.00%, 6/25/41(6)	970	1,063,441
Series 2012-22, Class PS, 6.73%, 3/25/42(6)	207	207,333
Series 2012-52, (Interest Only), Class AI, 3.50%, 8/25/26(7)	7,511	644,688
Series 2012-56, (Interest Only), Class SU, 6.553%, 8/25/26(6)(7)	2,518	251,851
Series 2012-63, (Interest Only), Class EI, 3.50%, 8/25/40(7)	6,638	776,446
Series 2012-103, (Interest Only), Class GS, 5.903%, 2/25/40(6)(7)	7,823	1,253,084
Series 2012-150, (Interest Only), Class PS, 5.953%, 1/25/43(6)(7)	7,663	1,528,085
Series 2012-150, (Interest Only), Class SK, 5.953%, 1/25/43(6)(7)	4,252	839,189
Series 2013-6, Class TA, 1.50%, 1/25/43	2,957	2,826,695
Series 2013-23, (Interest Only), Class CS, 6.053%, 3/25/33(6)(7)	3,774	771,543
Series 2013-54, (Interest Only), Class HS, 6.103%, 10/25/41(6)(7)	3,663	622,644
Series 2014-32, (Interest Only), Class EI, 4.00%, 6/25/44(7)	2,127	377,189
Series 2014-36, (Interest Only), Class ID, 4.00%, 6/25/44(7)	1,765	309,601

Security	Principal Amount (000’s omitted)	Value

Federal National Mortgage Association: (continued)
Series 2014-55, (Interest Only), Class IN, 3.50%, 7/25/44(7)	$5,132	$1,000,579
Series 2014-72, Class CS, 8.874%, 11/25/44(6)	908	911,841
Series 2014-89, (Interest Only), Class IO, 3.50%, 1/25/45(7)	3,792	664,483
Series 2015-14, (Interest Only), Class KI, 3.00%, 3/25/45(7)	8,350	1,332,548
Series 2015-17, (Interest Only), Class SA, 6.003%, 11/25/43(6)(7)	8,648	1,602,298
Series 2015-42, Class SC, 7.937%, 5/25/45(6)	989	998,106
Series 2015-52, (Interest Only), Class MI, 3.50%, 7/25/45(7)	4,818	807,358
Series G-33, Class PT, 7.00%, 10/25/21	243	256,959

		$35,923,848

Government National Mortgage Association:
Series 2011-156, Class GA, 2.00%, 12/16/41	$1,144	$1,048,033
Series 2014-117, Class HS, 31.246%, 8/20/44(6)	217	237,957
Series 2014-146, Class S, 5.859%, 10/20/44(6)	576	579,844
Series 2015-72, Class ZN, 3.50%, 5/20/45	2,337	2,345,771
Series 2015-79, Class CS, 5.541%, 5/20/45(6)	1,549	1,536,833

		$5,748,438

Total Collateralized Mortgage Obligations (identified cost $63,646,633)		$64,312,991

Commercial Mortgage-Backed Securities — 9.0%

Security	Principal Amount (000’s omitted)	Value
Citigroup Commercial Mortgage Trust Series 2015-P1, Class D, 3.225%, 9/15/48(9)(10)	$4,000	$3,059,462
Commercial Mortgage Trust Series 2014-KYO, Class D, 2.196%, 6/11/27(9)(11)	1,000	987,877
Series 2014-LC17, Class D, 3.687%, 10/10/47(9)	1,065	865,779
Extended Stay America Trust Series 2013-ESH7, Class D7, 4.036%, 12/5/31(9)(10)	1,080	1,090,661
Hilton USA Trust Series 2013-HLT, Class DFX, 4.407%, 11/5/30(9)	850	854,408
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class D, 4.676%, 4/15/47(9)(10)	1,425	1,254,311
Series 2014-C21, Class D, 4.661%, 8/15/47(9)(10)	650	558,299
Series 2014-C22, Class D, 4.561%, 9/15/47(9)(10)	1,850	1,616,272
Series 2014-C23, Class D, 3.96%, 9/15/47(9)(10)	850	715,191
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-CB14, Class A4, 5.481%, 12/12/44(10)	52	51,727
Series 2011-C5, Class D, 5.323%, 8/15/46(9)(10)	1,850	1,933,654
Series 2014-DSTY, Class B, 3.771%, 6/10/27(9)	1,900	1,974,802

17	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

UBS-Citigroup Commercial Mortgage Trust Series 2011-C1, Class D, 5.888%, 1/10/45(9)(10)	$2,000	$2,176,475
UBS Commercial Mortgage Trust Series 2012-C1, Class D, 5.542%, 5/10/45(9)(10)	2,000	2,075,498
Wells Fargo Commercial Mortgage Trust Series 2010-C1, Class C, 5.612%, 11/15/43(9)(10)	500	545,859
Series 2013-LC12, Class D, 4.299%, 7/15/46(9)(10)	2,000	1,826,759
Series 2015-SG1, Class C, 4.471%, 12/15/47(10)	1,000	967,120
WF-RBS Commercial Mortgage Trust Series 2012-C9, Class D, 4.803%, 11/15/45(9)(10)	1,250	1,226,755
Series 2014-LC14, Class D, 4.586%, 3/15/47(9)(10)	1,150	1,010,240

Total Commercial Mortgage-Backed Securities (identified cost $24,805,897)		$24,791,149

Mortgage Pass-Throughs — 22.5%

Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
2.459%, with maturity at 2035(12)	$2,578	$2,749,769
2.874%, with maturity at 2035(12)	2,662	2,833,205
5.00%, with maturity at 2019	1,413	1,479,037
6.00%, with various maturities to 2029	2,072	2,353,189
6.15%, with maturity at 2027	820	934,605
6.50%, with various maturities to 2032	4,282	4,864,305
7.00%, with various maturities to 2036	3,688	4,309,025
7.50%, with maturity at 2024	1,148	1,308,173
8.00%, with various maturities to 2032	1,742	2,088,555
8.50%, with various maturities to 2031	2,030	2,400,008
9.00%, with maturity at 2031	189	227,836
9.50%, with various maturities to 2022	59	64,509
11.50%, with maturity at 2019	1	932

		$25,613,148

Federal National Mortgage Association:
5.00%, with various maturities to 2040	$3,659	$4,045,185
5.086%, with maturity at 2037(12)	832	854,803
5.50%, with various maturities to 2033	2,395	2,690,358
6.00%, with maturity at 2023	1,472	1,628,776
6.32%, with maturity at 2032(12)	1,120	1,242,427
6.50%, with various maturities to 2036	5,458	6,254,249
7.00%, with various maturities to 2037	5,665	6,589,434
7.50%, with maturity at 2035	3,858	4,522,649
8.00%, with various maturities to 2034	1,004	1,172,559
8.50%, with various maturities to 2027	144	164,713
9.00%, with various maturities to 2029	423	489,883
10.00%, with various maturities to 2031	288	321,571

		$29,976,607

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association:
7.50%, with maturity at 2025	$1,780	$2,025,570
8.00%, with maturity at 2034	2,331	2,738,738
9.00%, with various maturities to 2026	1,165	1,390,088
9.50%, with maturity at 2025	120	135,560
11.00%, with maturity at 2018	30	32,380

		$6,322,336

Total Mortgage Pass-Throughs (identified cost $59,187,000)		$61,912,091

Asset-Backed Securities — 5.0%

Security	Principal Amount (000’s omitted)	Value
American Homes 4 Rent Series 2014-SFR1, Class C, 2.00%, 6/17/31(9)(11)	$200	$194,024
Series 2014-SFR1, Class D, 2.35%, 6/17/31(9)(11)	825	797,921
American Residential Properties Trust Series 2014-SFR1, Class C, 2.547%, 9/17/31(9)(11)	2,000	1,969,747
Centurion CDO IX Ltd. Series 2005-9A, Class D1, 5.065%, 7/17/19(9)(11)	500	482,164
Colony American Homes Series 2014-1A, Class C, 2.10%, 5/17/31(9)(11)	760	745,393
DB Master Finance LLC Series 2015-1A, Class A2II, 3.98%, 2/20/45(9)	1,244	1,248,647
FirstKey Lending Trust Series 2015-SFR1, Class A, 2.553%, 3/9/47(9)	511	503,303
Invitation Homes Trust Series 2013-SFR1, Class D, 2.40%, 12/17/30(9)(11)	550	538,283
Series 2014-SFR1, Class D, 2.797%, 6/17/31(9)(11)	500	493,831
OneMain Financial Issuance Trust Series 2014-1A, Class A, 2.43%, 6/18/24(9)	700	700,312
Series 2014-1A, Class B, 3.24%, 6/18/24(9)	800	803,692
Series 2015-1A, Class B, 3.85%, 3/18/26(9)	800	815,992
Sierra Receivables Funding Co., LLC Series 2014-1A, Class B, 2.42%, 3/20/30(9)	249	248,690
Series 2015-1A, Class B, 3.05%, 3/22/32(9)	351	350,013
Silver Bay Realty Trust Series 2014-1, Class C, 2.247%, 9/17/31(9)(11)	2,000	1,940,616
SpringCastle Funding Trust Series 2014-AA, Class B, 4.61%, 10/25/27(9)	1,980	2,015,373

Total Asset-Backed Securities (identified cost $13,951,507)		$13,848,001

18	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

U.S. Government Agency Obligations — 0.6%

Security		Principal Amount (000’s omitted)	Value

Federal Farm Credit Bank:
3.25%, 7/1/30		$1,500	$1,512,393

Total U.S. Government Agency Obligations (identified cost $1,469,173)			$1,512,393

Corporate Bonds & Notes — 0.8%

Security		Principal Amount (000’s omitted)	Value

Financial Intermediaries — 0.1%
First Data Corp.
6.75%, 11/1/20(9)		$163	$172,169

			$172,169

Food Products — 0.4%
Iceland Bondco PLC
4.829%, 7/15/20(9)(11)	GBP	750	$1,014,565

			$1,014,565

Health Care — 0.1%
CHS/Community Health Systems, Inc.
5.125%, 8/15/18		$425	$434,562

			$434,562

Lodging and Casinos — 0.1%
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(4)		$350	$284,375

			$284,375

Utilities — 0.1%
Calpine Corp.
7.875%, 1/15/23(9)		$389	$419,634

			$419,634

Total Corporate Bonds & Notes (identified cost $2,611,426)			$2,325,305

Foreign Corporate Bonds — 0.2%

Security		Principal Amount (000’s omitted)	Value

Supranational — 0.2%
International Bank for Reconstruction & Development
3.40%, 4/15/17(13)	UYU	18,801	$627,638

			$627,638

Total Foreign Corporate Bonds (identified cost $820,116)			$627,638

Foreign Government Bonds — 13.8%

Security		Principal Amount (000’s omitted)	Value

Bangladesh — 2.2%
Bangladesh Treasury Bond, 8.80%, 6/4/16	BDT	46,100	$603,747
Bangladesh Treasury Bond, 10.10%, 6/11/19	BDT	23,600	333,842
Bangladesh Treasury Bond, 11.30%, 3/7/17	BDT	50,000	688,196
Bangladesh Treasury Bond, 11.40%, 5/9/17	BDT	60,000	831,161
Bangladesh Treasury Bond, 11.50%, 8/8/17	BDT	107,500	1,501,524
Bangladesh Treasury Bond, 11.50%, 11/7/17	BDT	15,700	220,816
Bangladesh Treasury Bond, 11.52%, 12/5/17	BDT	20,000	282,191
Bangladesh Treasury Bond, 11.55%, 9/5/17	BDT	30,000	420,316
Bangladesh Treasury Bond, 11.55%, 10/3/17	BDT	29,900	419,276
Bangladesh Treasury Bond, 11.70%, 4/3/18	BDT	27,400	392,209
Bangladesh Treasury Bond, 11.72%, 2/6/18	BDT	8,400	119,611
Bangladesh Treasury Bond, 11.72%, 7/2/18	BDT	19,400	279,897

Total Bangladesh			$6,092,786

Brazil — 0.2%
Brazil Letra do Tesouro Nacional, 0.00%, 10/1/16	BRL	2,902	$660,606

Total Brazil			$660,606

Costa Rica — 0.2%
Costa Rica Titulos de Propiedad Bond, 10.58%, 6/22/16	CRC	255,000	$495,791

Total Costa Rica			$495,791

Dominican Republic — 2.0%
Dominican Republic International Bond, 10.40%, 5/10/19(14)	DOP	54,400	$1,225,550
Dominican Republic International Bond, 13.50%, 8/4/17(14)	DOP	2,400	56,493

19	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Dominican Republic (continued)
Dominican Republic International Bond, 14.00%, 6/8/18(14)	DOP	53,200	$1,294,216
Dominican Republic International Bond, 16.00%, 2/10/17(14)	DOP	124,700	2,972,887

Total Dominican Republic			$5,549,146

Georgia — 0.0%(15)
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	100	$40,722

Total Georgia			$40,722

Iceland — 2.2%
Republic of Iceland, 6.25%, 2/5/20	ISK	231,085	$1,344,574
Republic of Iceland, 7.25%, 10/26/22	ISK	427,092	2,661,004
Republic of Iceland, 8.75%, 2/26/19	ISK	329,709	2,038,183

Total Iceland			$6,043,761

Malaysia — 1.0%
Malaysia Government Bond, 3.82%, 11/15/16	MYR	11,370	$2,669,512

Total Malaysia			$2,669,512

Philippines — 1.4%
Republic of the Philippines, 4.95%, 1/15/21	PHP	63,000	$1,389,526
Republic of the Philippines, 6.25%, 1/14/36	PHP	85,000	2,005,252
Republic of the Philippines, 9.125%, 9/4/16	PHP	14,990	338,077

Total Philippines			$3,732,855

Serbia — 0.7%
Serbia Treasury Bond, 10.00%, 2/21/16	RSD	82,900	$771,561
Serbia Treasury Bond, 10.00%, 10/17/16	RSD	21,800	209,692
Serbia Treasury Bond, 10.00%, 4/1/17	RSD	46,800	457,025
Serbia Treasury Bond, 10.00%, 5/8/17	RSD	18,760	183,705
Serbia Treasury Bond, 10.00%, 1/24/18	RSD	22,180	220,476
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	20,360	211,330

Total Serbia			$2,053,789

Sri Lanka — 1.4%
Sri Lanka Government Bond, 8.00%, 11/15/18	LKR	280,610	$1,952,089
Sri Lanka Government Bond, 8.50%, 11/1/15	LKR	124,130	879,708
Sri Lanka Government Bond, 8.50%, 6/1/18	LKR	149,820	1,059,623

Total Sri Lanka			$3,891,420

Security		Principal Amount (000’s omitted)	Value

Uruguay — 1.1%
Uruguay Notas Del Tesoro, 2.75%, 6/16/16(13)	UYU	59,962	$2,022,391
Uruguay Notas Del Tesoro, 9.50%, 1/27/16	UYU	8,160	273,831
Uruguay Notas Del Tesoro, 11.00%, 3/21/17	UYU	18,380	601,982

Total Uruguay			$2,898,204

Vietnam — 1.4%
Vietnam Government Bond, 5.60%, 4/15/16	VND	40,000,000	$1,797,417
Vietnam Government Bond, 7.60%, 10/31/16	VND	41,000,000	1,883,179
Vietnam Government Bond, 8.60%, 2/15/16	VND	5,159,800	233,699

Total Vietnam			$3,914,295

Total Foreign Government Bonds (identified cost $40,486,277)			$38,042,887

U.S. Treasury Obligations — 3.6%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Note, 1.75%, 5/15/22(16)		$10,000	$9,939,650

Total U.S. Treasury Obligations (identified cost $9,890,827)			$9,939,650

Common Stocks — 0.5%

Security		Shares	Value
Affinity Gaming, LLC(2)(17)(18)		23,498	$293,727
Dayco Products, LLC(2)(17)(18)		8,898	329,226
Education Management Corp.(2)(17)(18)		955,755	0
ION Media Networks, Inc.(2)(17)		1,357	536,517
MediaNews Group, Inc.(17)(18)		3,023	94,469

Total Common Stocks (identified cost $349,868)			$1,253,939

Convertible Preferred Stocks — 0.0%(15)

Security		Shares	Value
Education Management Corp., Series A-1, 7.50%(2)(17)(18)		1,063	$14,276

Total Convertible Preferred Stocks (identified cost $75,023)			$14,276

20	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Currency Options Purchased — 0.0%(15)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Call INR/Put USD	Citibank, N.A.	INR 100,664	INR 67.79	7/4/16	$36,170
Call SEK/Put EUR	Morgan Stanley & Co. International PLC	SEK 11,349	SEK 9.30	10/17/16	32,420

Total Currency Options Purchased (identified cost $91,370)					$68,590

Short-Term Investments — 8.1%

Foreign Government Securities — 5.7%

Security		Principal Amount (000’s omitted)	Value

Georgia — 1.0%
Georgia Treasury Bill, 0.00%, 8/18/16	GEL	7,073	$2,719,406

Total Georgia			$2,719,406

Iceland — 0.2%
Iceland Treasury Bill, 0.00%, 12/15/15	ISK	58,700	$328,749
Iceland Treasury Bill, 0.00%, 4/15/16	ISK	19,720	109,606

Total Iceland			$438,355

Lebanon — 2.4%
Lebanon Treasury Bill, 0.00%, 11/26/15	LBP	179,400	$118,643
Lebanon Treasury Bill, 0.00%, 12/10/15	LBP	8,902,040	5,877,141
Lebanon Treasury Bill, 0.00%, 2/25/16	LBP	677,920	442,619
Lebanon Treasury Bill, 0.00%, 3/31/16	LBP	320,330	208,519

Total Lebanon			$6,646,922

Pakistan — 1.0%
Pakistan Treasury Bill, 0.00%, 8/4/16	PKR	312,400	$2,825,693

Total Pakistan			$2,825,693

Sri Lanka — 1.1%
Sri Lanka Treasury Bill, 0.00%, 1/1/16	LKR	9,860	$69,148
Sri Lanka Treasury Bill, 0.00%, 2/19/16	LKR	50,440	350,550
Sri Lanka Treasury Bill, 0.00%, 2/26/16	LKR	53,530	371,517
Sri Lanka Treasury Bill, 0.00%, 3/4/16	LKR	93,730	649,624
Sri Lanka Treasury Bill, 0.00%, 3/11/16	LKR	56,580	391,615

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Sri Lanka Treasury Bill, 0.00%, 3/25/16	LKR	135,720	$936,827
Sri Lanka Treasury Bill, 0.00%, 4/15/16	LKR	58,360	401,242

Total Sri Lanka			$3,170,523

Total Foreign Government Securities (identified cost $16,153,951)			$15,800,899

U.S. Treasury Obligations — 1.1%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 3/24/16(16)		$3,000	$2,998,467

Total U.S. Treasury Obligations (identified cost $2,999,700)			$2,998,467

Other — 1.3%

Description		Interest (000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.20%(19)		$3,516	$3,515,898

Total Other (identified cost $3,515,898)			$3,515,898

Total Short-Term Investments (identified cost $22,669,549)			$22,315,264

Total Investments — 143.8% (identified cost $401,644,737)			$396,426,542

Less Unfunded Loan Commitments — (0.0)% (15)			$(9,574)

Net Investments — 143.8% (identified cost $401,635,163)			$396,416,968

21	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Currency Options Written — (0.0)%(15)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Call INR/Put USD	Deutsche Bank AG	INR 100,664	INR 67.79	7/4/16	$(36,170)

Total Currency Options Written (premiums received $27,383)					$(36,170)

Other Assets, Less Liabilities — (43.8)%					$(120,686,397)

Net Assets — 100.0%					$275,694,401

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(3)	This Senior Loan will settle after October 31, 2015, at which time the interest rate will be determined.

(4)

Currently the issuer is in default with respect to interest and/or principal payments or has filed for bankruptcy. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(5)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(6)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2015.

(7)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(8)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2015, the aggregate value of these securities is $39,226,671 or 14.2% of the Fund’s net assets.

(10)	Weighted average fixed-rate coupon that changes/updates monthly. Rate shown is the rate at October 31, 2015.

(11)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2015.

(12)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2015.

(13)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(14)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2015, the aggregate value of these securities is $5,549,146 or 2.0% of the Fund’s net assets.

(15)	Amount is less than 0.05% or (0.05)%, as applicable.

(16)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(17)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(18)	Non-income producing.

(19)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2015.

22	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	4,837,201	PLN	20,717,732	BNP Paribas	11/3/15	$—	$(42,017)
EUR	557,393	PLN	2,363,000	JPMorgan Chase Bank, N.A.	11/3/15	1,451	—
EUR	302,678	PLN	1,286,216	JPMorgan Chase Bank, N.A.	11/3/15	—	(1)
EUR	312,717	PLN	1,330,000	Standard Chartered Bank	11/3/15	—	(292)
PLN	25,696,948	EUR	6,174,628	JPMorgan Chase Bank, N.A.	11/3/15	—	(140,185)
ZMW	4,719,000	USD	588,609	Standard Chartered Bank	11/3/15	—	(213,490)
ZMW	4,669,000	USD	588,747	Standard Chartered Bank	11/3/15	—	(217,602)
BRL	8,228,000	USD	2,045,545	Standard Chartered Bank	11/4/15	87,968	—
PHP	26,830,000	USD	583,565	Australia and New Zealand Banking Group Limited	11/4/15	—	(10,544)
USD	2,094,971	BRL	8,228,000	Standard Chartered Bank	11/4/15	—	(38,542)
ZMW	3,577,000	USD	450,677	Standard Chartered Bank	11/6/15	—	(166,555)
ZMW	5,096,000	USD	654,665	Standard Chartered Bank	11/6/15	—	(249,889)
PHP	16,639,000	USD	352,036	Bank of America, N.A.	11/9/15	3,293	—
PHP	21,844,000	USD	462,552	BNP Paribas	11/9/15	3,931	—
PHP	16,290,000	USD	344,652	Citibank, N.A.	11/9/15	3,224	—
CLP	605,124,000	USD	876,483	BNP Paribas	11/18/15	—	(2,733)
CLP	2,254,542,290	USD	3,275,761	BNP Paribas	11/18/15	—	(20,382)
MXN	23,812,000	USD	1,384,225	Deutsche Bank AG	11/19/15	55,773	—
MXN	69,164,060	USD	4,169,272	Standard Chartered Bank	11/19/15	13,327	—
INR	55,269,000	USD	819,286	Bank of America, N.A.	11/27/15	22,755	—
USD	2,614,551	EUR	2,323,508	State Street Bank and Trust Company	11/30/15	58,649	—
BRL	8,228,000	USD	2,073,693	Standard Chartered Bank	12/2/15	39,378	—
EUR	572,673	USD	633,938	Bank of America, N.A.	12/2/15	—	(3,971)
USD	4,661,300	EUR	4,047,409	Bank of America, N.A.	12/2/15	208,962	—
GBP	1,941,000	EUR	2,626,286	Standard Chartered Bank	12/4/15	102,555	—
EUR	5,745,474	USD	6,474,058	Goldman Sachs International	12/9/15	—	(152,785)
INR	134,520,000	USD	2,041,674	Bank of America, N.A.	12/9/15	3,606	—
INR	128,910,000	USD	1,956,232	Deutsche Bank AG	12/9/15	3,752	—
INR	132,694,000	USD	2,033,266	Standard Chartered Bank	12/9/15	—	(15,749)
TRY	12,076,500	USD	3,863,924	Standard Chartered Bank	12/11/15	231,501	—
USD	1,083,635	EUR	967,000	Standard Chartered Bank	12/14/15	19,598	—
USD	163,551	EUR	146,446	Goldman Sachs International	12/16/15	2,402	—
USD	6,315,057	EUR	5,654,600	Standard Chartered Bank	12/16/15	92,727	—
ZMW	4,395,300	USD	555,629	Standard Chartered Bank	12/16/15	—	(212,983)
COP	6,537,916,000	USD	2,105,609	Standard Chartered Bank	12/18/15	139,409	—
NOK	23,669,000	EUR	2,558,139	Standard Chartered Bank	12/18/15	—	(31,480)
CNH	17,413,000	USD	2,695,302	Bank of America, N.A.	12/21/15	44,601	—
GBP	2,093,000	USD	3,274,637	BNP Paribas	12/22/15	—	(48,730)
RON	4,594,000	EUR	1,037,606	BNP Paribas	12/29/15	—	(3,238)
RON	10,557,472	EUR	2,383,715	BNP Paribas	12/29/15	—	(6,552)
USD	1,393,382	GBP	919,057	Goldman Sachs International	12/31/15	—	(23,130)
TRY	2,674,000	USD	1,090,107	Bank of America, N.A.	1/13/16	—	(191,682)
TRY	789,320	USD	323,293	Deutsche Bank AG	1/13/16	—	(58,093)
USD	443,374	TRY	1,248,320	BNP Paribas	1/13/16	23,957	—
USD	296,450	TRY	817,000	BNP Paribas	1/13/16	21,949	—
USD	169,348	TRY	461,000	BNP Paribas	1/13/16	14,459	—
USD	343,977	TRY	937,000	Standard Chartered Bank	1/13/16	29,159	—

23	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

SEK	16,055,331	EUR	1,722,283	Morgan Stanley & Co. International PLC	1/19/16	$—	$(13,691)
SEK	31,357,380	EUR	3,350,113	Standard Chartered Bank	1/19/16	—	(11,711)
CNH	18,682,000	USD	2,913,600	BNP Paribas	1/26/16	17,169	—
HUF	381,569,522	EUR	1,231,165	Deutsche Bank AG	1/27/16	—	(6,822)
UYU	17,500,000	USD	579,854	Citibank, N.A.	1/28/16	—	(77)
RSD	323,446,991	EUR	2,525,943	Citibank, N.A.	1/29/16	142,507	—
RSD	1,230,075	EUR	9,702	Citibank, N.A.	1/29/16	436	—
RSD	30,830,000	EUR	246,246	Deutsche Bank AG	1/29/16	7,546	—
RSD	635,000	EUR	5,012	Deutsche Bank AG	1/29/16	222	—
USD	952,852	EUR	858,936	Goldman Sachs International	1/29/16	6,741	—
PLN	20,717,732	EUR	4,817,293	BNP Paribas	2/3/16	41,374	—
ZMW	4,497,800	USD	560,474	Citibank, N.A.	2/10/16	—	(220,666)
ZMW	2,310,000	USD	283,155	Standard Chartered Bank	3/10/16	—	(111,363)
GTQ	16,231,000	USD	2,083,168	Citibank, N.A.	3/11/16	7,953	—
ZMW	2,213,000	USD	270,043	ICBC Standard Bank plc	3/14/16	—	(105,819)
ZMW	9,415,000	USD	1,137,077	Standard Chartered Bank	3/14/16	—	(438,402)
ZMW	4,253,900	USD	505,214	Barclays Bank PLC	3/24/16	—	(191,226)
KES	73,300,000	USD	668,491	ICBC Standard Bank plc	4/27/16	23,495	—
RSD	36,670,000	EUR	288,241	Citibank, N.A.	8/25/16	—	(3,906)
RSD	80,698,000	EUR	640,460	Citibank, N.A.	10/13/16	—	(22,310)

						$1,475,829	$(2,976,618)

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Fund Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	PLN	838	Pays	6-month PLN WIBOR	4.34%	7/30/17	$11,803
Bank of America, N.A.	PLN	838	Receives	6-month PLN WIBOR	3.35	7/30/17	(7,589)
Bank of America, N.A.	PLN	2,560	Pays	6-month PLN WIBOR	3.83	11/14/17	50,598
Bank of America, N.A.	PLN	2,560	Receives	6-month PLN WIBOR	3.61	11/14/17	(46,155)
Bank of America, N.A.	PLN	2,900	Receives	6-month PLN WIBOR	3.52	11/16/17	(50,184)
Barclays Bank PLC	PLN	2,900	Pays	6-month PLN WIBOR	3.81	11/16/17	56,905
Barclays Bank PLC	PLN	4,890	Pays	6-month PLN WIBOR	3.82	11/19/17	96,448
Barclays Bank PLC	PLN	4,890	Receives	6-month PLN WIBOR	3.53	11/19/17	(85,004)
BNP Paribas	PLN	2,147	Pays	6-month PLN WIBOR	4.25	8/7/17	29,321
BNP Paribas	PLN	2,147	Receives	6-month PLN WIBOR	3.60	8/7/17	(22,293)
BNP Paribas	PLN	400	Pays	6-month PLN WIBOR	3.85	11/13/17	7,988
BNP Paribas	PLN	400	Receives	6-month PLN WIBOR	3.38	11/13/17	(6,531)
Citibank, N.A.	PLN	2,130	Pays	6-month PLN WIBOR	3.82	11/19/17	41,862
Citibank, N.A.	PLN	2,130	Receives	6-month PLN WIBOR	3.60	11/19/17	(38,218)
Deutsche Bank AG	PLN	550	Pays	6-month PLN WIBOR	3.79	11/16/17	10,707
Deutsche Bank AG	PLN	550	Receives	6-month PLN WIBOR	3.60	11/16/17	(9,884)

							$39,774

24	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Portfolio of Investments — continued

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate*		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

China	Bank of America, N.A.	$500	1.00	%(1)	3/20/17	$(5,050)	$(4,131)	$(9,181)
China	Barclays Bank PLC	863	1.00	(1)	3/20/17	(8,716)	(6,488)	(15,204)
China	Deutsche Bank AG	316	1.00	(1)	3/20/17	(3,192)	(2,258)	(5,450)
China	Deutsche Bank AG	369	1.00	(1)	3/20/17	(3,727)	(2,637)	(6,364)
Croatia	BNP Paribas	870	1.00	(1)	12/20/17	17,679	(25,034)	(7,355)
Croatia	Citibank, N.A.	1,500	1.00	(1)	12/20/17	30,481	(42,646)	(12,165)
Egypt	Citibank, N.A.	300	1.00	(1)	6/20/20	32,691	(15,420)	17,271
Egypt	Deutsche Bank AG	350	1.00	(1)	6/20/20	38,139	(18,075)	20,064
Egypt	Deutsche Bank AG	300	1.00	(1)	6/20/20	32,691	(13,711)	18,980
Egypt	Deutsche Bank AG	300	1.00	(1)	6/20/20	32,691	(15,514)	17,177
Lebanon	HSBC Bank USA, N.A.	1,250	1.00	(1)	12/20/17	46,027	(76,076)	(30,049)
Thailand	Barclays Bank PLC	1,900	0.97		9/20/19	(3,007)	—	(3,007)
Thailand	Citibank, N.A.	900	0.95		9/20/19	(723)	—	(723)
Tunisia	Citibank, N.A.	190	1.00	(1)	9/20/17	4,687	(6,905)	(2,218)

						$210,671	$(228,895)	$(18,224)

*	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Abbreviations:

DIP	–	Debtor In Possession
PIK	–	Payment In Kind

Currency Abbreviations:

BDT	–	Bangladeshi Taka
BRL	–	Brazilian Real
CLP	–	Chilean Peso
CNH	–	Yuan Renminbi Offshore
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
GTQ	–	Guatemalan Quetzal
HUF	–	Hungarian Forint
INR	–	Indian Rupee
ISK	–	Icelandic Krona
KES	–	Kenyan Shilling
LBP	–	Lebanese Pound

LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NOK	–	Norwegian Krone
PHP	–	Philippine Peso
PKR	–	Pakistani Rupee
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
SEK	–	Swedish Krona
TRY	–	New Turkish Lira
USD	–	United States Dollar
UYU	–	Uruguayan Peso
VND	–	Vietnamese Dong
ZMW	–	Zambian Kwacha

25	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Statement of Assets and Liabilities

Assets	October 31, 2015
Unaffiliated investments, at value (identified cost, $398,119,265)	$392,901,070
Affiliated investment, at value (identified cost, $3,515,898)	3,515,898
Cash	2,042,851
Restricted cash*	316,141
Foreign currency, at value (identified cost, $2,373,117)	2,360,668
Interest receivable	2,787,791
Interest receivable from affiliated investment	1,261
Receivable for investments sold	1,471,031
Receivable for open forward foreign currency exchange contracts	1,475,829
Receivable for open swap contracts	379,124
Premium paid on open swap contracts	228,895
Tax reclaims receivable	18,402
Prepaid upfront fees on notes payable	10,638
Other assets	11,881
Total assets	$407,521,480

Liabilities
Notes payable	$123,000,000
Cash collateral due to broker	276,141
Written options outstanding, at value (premiums received, $27,383)	36,170
Payable for investments purchased	4,496,028
Payable for open forward foreign currency exchange contracts	2,976,618
Payable for open swap contracts	357,574
Payable to affiliates:
Investment adviser fee	294,454
Trustees’ fees	2,268
Accrued expenses	387,826
Total liabilities	$131,827,079
Net Assets	$275,694,401

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 17,936,096 shares issued and outstanding	$179,361
Additional paid-in capital	306,502,943
Accumulated net realized loss	(23,979,686)
Accumulated distributions in excess of net investment income	(296,174)
Net unrealized depreciation	(6,712,043)
Net Assets	$275,694,401

Net Asset Value
($275,694,401 ÷ 17,936,096 common shares issued and outstanding)	$15.37

*	Represents restricted cash on deposit at the custodian for open derivative contracts.

26	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Statement of Operations

Investment Income	Year Ended October 31, 2015
Interest (net of foreign taxes, $98,486)	$19,888,512
Dividends	71,161
Interest allocated from affiliated investment	14,244
Expenses allocated from affiliated investment	(1,181)
Total investment income	$19,972,736

Expenses
Investment adviser fee	$3,655,430
Trustees’ fees and expenses	26,032
Custodian fee	392,322
Transfer and dividend disbursing agent fees	18,242
Legal and accounting services	164,334
Printing and postage	101,012
Interest expense and fees	1,397,184
Miscellaneous	57,439
Total expenses	$5,811,995
Deduct —
Reduction of custodian fee	$60
Total expense reductions	$60

Net expenses	$5,811,935

Net investment income	$14,160,801

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(2,338,103)
Investment transactions allocated from affiliated investment	19
Written options	39,169
Swap contracts	(377,774)
Foreign currency and forward foreign currency exchange contract transactions	(2,939,432)
Net realized loss	$(5,616,121)
Change in unrealized appreciation (depreciation) —
Investments	$(7,692,198)
Written options	(8,787)
Swap contracts	221,359
Foreign currency and forward foreign currency exchange contracts	(2,541,988)
Net change in unrealized appreciation (depreciation)	$(10,021,614)

Net realized and unrealized loss	$(15,637,735)

Net decrease in net assets from operations	$(1,476,934)

27	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2015(1)	2014(1)
From operations —
Net investment income	$14,160,801	$15,125,886
Net realized loss from investment transactions, written options, securities sold short, futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(5,616,121)	(1,595,319)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	(10,021,614)	(3,305,507)
Net increase (decrease) in net assets from operations	$(1,476,934)	$10,225,060
Distributions to shareholders —
From net investment income	$(9,324,076)	$(14,281,714)
Tax return of capital	(10,340,137)	(6,033,550)
Total distributions	$(19,664,213)	$(20,315,264)
Capital share transactions —
Cost of shares repurchased (see Note 5)	$(9,374,763)	$(4,213,097)
Net decrease in net assets from capital share transactions	$(9,374,763)	$(4,213,097)

Net decrease in net assets	$(30,515,910)	$(14,303,301)

Net Assets
At beginning of year	$306,210,311	$320,513,612
At end of year	$275,694,401	$306,210,311

Accumulated distributions in excess of net investment income included in net assets
At end of year	$(296,174)	$(501,328)

(1)	As discussed in Note 1, the accompanying statements include the accounts of the consolidated Subsidiary for all periods presented through April 6, 2015.

28	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2015
Net decrease in net assets from operations	$(1,476,934)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(145,106,043)
Investments sold	158,958,083
Decrease in short-term investments, net, excluding foreign government securities	2,658,041
Net amortization/accretion of premium (discount)	8,220,760
Amortization of prepaid upfront fees on notes payable	26,862
Increase in restricted cash	(20,857)
Increase in interest receivable	(312,217)
Decrease in interest receivable from affiliated investment	429
Decrease in receivable for open forward foreign currency exchange contracts	1,335,157
Decrease in receivable for open swap contracts	180,176
Decrease in premium paid on open swap contracts	274,316
Decrease in tax reclaims receivable	3,016
Increase in other assets	(6,628)
Decrease in cash collateral due to brokers	(18,933)
Increase in written options outstanding, at value	36,170
Decrease in payable for variation margin on open centrally cleared swap contracts	(350)
Increase in payable for open forward foreign currency exchange contracts	1,195,233
Decrease in payable for open swap contracts	(377,177)
Decrease in payable to affiliate for investment adviser fee	(31,698)
Increase in payable to affiliate for Trustees’ fees	268
Increase in accrued expenses	4,512
Decrease in unfunded loan commitments	(236,550)
Net change in unrealized (appreciation) depreciation from investments	7,692,198
Net realized loss from investments	2,338,103
Net cash provided by operating activities	$35,335,937

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(19,664,213)
Repurchase of common shares	(9,383,518)
Payment of prepaid upfront fees on notes payable	(37,500)
Proceeds from notes payable	36,000,000
Repayment of notes payable	(41,000,000)
Net cash used in financing activities	$(34,085,231)

Net increase in cash*	$1,250,706

Cash at beginning of year(1)	$3,152,813

Cash at end of year(1)	$4,403,519

Supplemental disclosure of cash flow information
Cash paid for interest and fees	$1,407,645

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $2,272.

29	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Financial Highlights

	Year Ended October 31,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year	$16.460	$16.970	$17.860	$17.800	$18.270

Income (Loss) From Operations
Net investment income(1)	$0.777	$0.804	$0.824	$0.867	$0.822
Net realized and unrealized gain (loss)	(0.860)	(0.261)	(0.634)	0.273	(0.132)

Total income (loss) from operations	$(0.083)	$0.543	$0.190	$1.140	$0.690

Less Distributions
From net investment income	$(0.512)	$(0.759)	$(0.697)	$(0.732)	$(1.160)
Tax return of capital	(0.568)	(0.321)	(0.383)	(0.348)	—

Total distributions	$(1.080)	$(1.080)	$(1.080)	$(1.080)	$(1.160)

Anti-dilutive effect of share repurchase program (see Note 5)(1)	$0.073	$0.027	$—	$—	$—

Net asset value — End of year	$15.370	$16.460	$16.970	$17.860	$17.800

Market value — End of year	$13.580	$14.530	$15.290	$17.320	$16.350

Total Investment Return on Net Asset Value(2)	0.84%	4.10%	1.47%	6.92%	4.35%

Total Investment Return on Market Value(2)	0.87%	2.05%	(5.72)%	12.87%	(0.51)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$275,694	$306,210	$320,514	$337,400	$336,165
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.51%	1.53%	1.55%	1.47%	1.38%
Interest and fee expense(4)	0.48%	0.36%	0.47%	0.55%	0.51%
Total expenses(3)	1.99%	1.89%	2.02%	2.02%	1.89%
Net investment income	4.84%	4.80%	4.72%	4.87%	4.52%
Portfolio Turnover	34%	41%	48%	42%	35%
Senior Securities:
Total notes payable outstanding (in 000’s)	$123,000	$128,000	$95,000	$115,000	$98,000
Asset coverage per $1,000 of notes payable(5)	$3,241	$3,392	$4,374	$3,934	$4,430

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 7) and securities sold short.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

30	See Notes to Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

Prior to April 7, 2015, the Fund sought to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EVG Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. As of the close of business on April 6, 2015, the Fund fully redeemed its investment in the Subsidiary. Net assets of the Subsidiary at such date, consisting primarily of cash and securities, were transferred to the Fund with no gain or loss for financial reporting purposes. As of October 31, 2015, the Subsidiary has been dissolved with the Cayman Islands authorities. The accompanying financial statements include the accounts of the Subsidiary through April 6, 2015. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Commodities. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time.

Derivatives. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service

31

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Notes to Financial Statements — continued

valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. In the case of total return swaps, the pricing service valuations are based on the value of the underlying index or instrument and reference interest rate. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). The value of the Fund’s investment in Cash Reserves Fund reflects the Fund’s proportionate interest in its net assets. Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

As of October 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain loan agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

32

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Notes to Financial Statements — continued

H  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

N  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Fund and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Fund pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Fund is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the

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Notes to Financial Statements — continued

CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

O  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 6 and 9. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the buyer receives a periodic return equal to the total return of a specified security, securities or index for a specified period of time. In return, the buyer pays the counterparty a variable stream of payments, typically based upon short-term interest rates, possibly plus or minus an agreed upon spread. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Q  Repurchase Agreements — A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Fund will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

R  Securities Sold Short — A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Fund segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Fund is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

S  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience

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October 31, 2015

Notes to Financial Statements — continued

greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile due to changes in interest rates.

T  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders and Income Tax Information

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions to shareholders and to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2015 and October 31, 2014 was as follows:

	Year Ended October 31,
	2015	2014

Distributions declared from:
Ordinary income	$9,324,076	$14,281,714
Tax return of capital	$10,340,137	$6,033,550

During the year ended October 31, 2015, accumulated net realized loss was decreased by $4,401,297, accumulated undistributed net investment income was decreased by $4,631,571 and paid-in capital was increased by $230,274 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), premium amortization, accretion of market discount, swap contracts, tax straddle transactions, investments in partnerships and investment in the Subsidiary. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforwards and deferred capital losses	$(22,159,355)
Net unrealized depreciation	$(8,828,548)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, premium amortization, accretion of market discount, swap contracts and investments in partnerships.

At October 31, 2015, the Fund, for federal income tax purposes, had capital loss carryforwards of $21,088,086 and deferred capital losses of $1,071,269 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforwards will expire on October 31, 2016 ($13,612,131), October 31, 2017 ($738,126), October 31, 2018 ($5,165,932) and October 31, 2019 ($1,571,897) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Fund’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at October 31, 2015, $695,627 are short-term and $375,642 are long term.

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Short Duration Diversified Income Fund

October 31, 2015

Notes to Financial Statements — continued

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$403,455,494

Gross unrealized appreciation	$7,534,124
Gross unrealized depreciation	(14,572,650)

Net unrealized depreciation	$(7,038,526)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund and, prior to April 7, 2015, the Subsidiary. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary each pay EVM a fee at an annual rate of 0.75% of its respective average daily total leveraged assets (excluding its interest in the Subsidiary in the case of the Fund), subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked to market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2015, the Fund’s investment leverage was 46% of its total leveraged assets. For the year ended October 31, 2015, the Fund’s investment adviser fee amounted to $3,655,430 or 0.69% of the Fund’s average daily total leveraged assets and 1.25% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, for the year ended October 31, 2015 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$70,909,858	$80,352,686
U.S. Government and Agency Securities	60,571,537	61,971,039

	$131,481,395	$142,323,725

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Fund for the years ended October 31, 2015 and October 31, 2014.

On November 11, 2013, the Board of Trustees of the Fund authorized the repurchase by the Fund of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value (NAV). The repurchase program does not obligate the Fund to purchase a specific amount of shares. During the years ended October 31, 2015 and October 31, 2014, the Fund repurchased 666,400 and 284,100, respectively, of its common shares under the share repurchase program at a cost, including brokerage commissions, of $9,374,763 and $4,213,097, respectively, and an

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Short Duration Diversified Income Fund

October 31, 2015

Notes to Financial Statements — continued

average price per share of $14.07 and $14.83, respectively. The weighted average discount per share to NAV on these repurchases amounted to 12.39% and 10.75% for the years ended October 31, 2015 and October 31, 2014, respectively.

6  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, futures contracts, forward foreign currency exchange contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2015 is included in the Portfolio of Investments. At October 31, 2015, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

Written options activity for the year ended October 31, 2015 was as follows:

	Principal Amount of Contracts (000’s omitted)						Premiums Received

Currency	BRL	GBP	INR	MXN	PLN	SEK	USD
Outstanding, beginning of year	—	—	—	—	—	—	—
Options written	7,840	957	100,664	74,085	5,435	12,062	85,162
Options exercised	(7,840)	—	—	—	—	—	(18,610)
Options expired	—	(957)	—	(74,085)	(5,435)	(12,062)	(39,169)
Outstanding, end of year	—	—	100,664	—	—	—	27,383

BRL	–	Brazilian Real
GBP	–	British Pound Sterling
INR	–	Indian Rupee
MXN	–	Mexican Peso

PLN	–	Polish Zloty
SEK	–	Swedish Krona
USD	–	United States Dollar

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Credit Risk:  The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts and currency options to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk:  The Fund utilizes various interest rate derivatives including interest rate swaps to enhance total return and to seek to hedge against fluctuations in interest rates.

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Short Duration Diversified Income Fund

October 31, 2015

Notes to Financial Statements — continued

The Fund enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2015, the fair value of derivatives with credit-related contingent features in a net liability position was $3,303,061. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $2,025,715 at October 31, 2015.

The OTC derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at October 31, 2015 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2015 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Unaffiliated investments, at value	$—	$68,590	$—	$68,590
Receivable for open forward foreign currency exchange contracts	—	1,475,829	—	1,475,829
Receivable/Payable for open swap contracts; Premium paid on open swap contracts	235,086	—	305,632	540,718

Total Asset Derivatives subject to master netting or similar agreements	$235,086	$1,544,419	$305,632	$2,085,137

	Credit	Foreign Exchange	Interest Rate	Total

Written options outstanding, at value	$—	$(36,170)	$—	$(36,170)
Payable for open forward foreign currency exchange contracts	—	(2,976,618)	—	(2,976,618)
Payable/Receivable for open swap contracts; Premium paid on open swap contracts	(24,415)	—	(265,858)	(290,273)

Total Liability Derivatives subject to master netting or similar agreements	$(24,415)	$(3,012,788)	$(265,858)	$(3,303,061)

The Fund’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2015.

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October 31, 2015

Notes to Financial Statements — continued

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Bank of America, N.A.	$345,618	$(304,631)	$—	$—	$40,987
Barclays Bank PLC	153,353	(153,353)	—	—	—
BNP Paribas	177,827	(152,476)	—	—	25,351
Citibank, N.A.	300,011	(285,900)	—	(14,111)	—
Deutsche Bank AG	181,521	(117,888)	—	—	63,633
Goldman Sachs International	9,143	(9,143)	—	—	—
HSBC Bank USA, N.A.	46,027	—	—	—	46,027
ICBC Standard Bank plc	23,495	(23,495)	—	—	—
JPMorgan Chase Bank, N.A.	1,451	(1,451)	—	—	—
Morgan Stanley & Co. International PLC	32,420	(13,691)	—	—	18,729
Standard Chartered Bank	755,622	(755,622)	—	—	—
State Street Bank and Trust Company	58,649	—	—	—	58,649

	$2,085,137	$(1,817,650)	$—	$(14,111)	$253,376

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Australia and New Zealand Banking Group Limited	$(10,544)	$—	$—	$—	$(10,544)
Bank of America, N.A.	(304,631)	304,631	—	—	—
Barclays Bank PLC	(287,953)	153,353	—	—	(134,600)
BNP Paribas	(152,476)	152,476	—	—	—
Citibank, N.A.	(285,900)	285,900	—	—	—
Deutsche Bank AG	(117,888)	117,888	—	—	—
Goldman Sachs International	(175,915)	9,143	39,710	—	(127,062)
ICBC Standard Bank plc	(105,819)	23,495	82,324	—	—
JPMorgan Chase Bank, N.A.	(140,186)	1,451	138,735	—	—
Morgan Stanley & Co. International PLC	(13,691)	13,691	—	—	—
Standard Chartered Bank	(1,708,058)	755,622	952,436	—	—

	$(3,303,061)	$1,817,650	$1,213,205	$—	$(272,206)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

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Short Duration Diversified Income Fund

October 31, 2015

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the year ended October 31, 2015 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$(1,906)	$—
Written options	—	39,169	—
Swap contracts	(307,952)	—	(69,822)
Foreign currency and forward foreign currency exchange contract transactions	—	(2,786,040)	—

Total	$(307,952)	$(2,748,777)	$(69,822)

Change in unrealized appreciation (depreciation) —
Investments	$—	$(22,780)	$—
Written options	—	(8,787)	—
Swap contracts	155,743	—	65,616
Foreign currency and forward foreign currency exchange contracts	—	(2,530,390)	—

Total	$155,743	$(2,561,957)	$65,616

The average notional amounts of derivative contracts outstanding during the year ended October 31, 2015, which are indicative of the volume of these derivative types, were as follows:

Forward Foreign Currency Exchange Contracts	Swap Contracts

$121,706,000	$26,751,000

The average principal amount of purchased currency options contracts outstanding during the year ended October 31, 2015, which is indicative of the volume of this derivative type, was approximately $674,000.

7  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $150 million pursuant to a 364-day revolving line of credit, which is in effect through March 22, 2016. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. The Fund also paid a renewal fee of $37,500, which is being amortized to interest expense over a period of one year through March 2016. The unamortized balance at October 31, 2015 is $10,638 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2015, the Fund had borrowings outstanding under the Agreement of $123,000,000 at an interest rate of 0.95%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at October 31, 2015 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 9) at October 31, 2015. For the year ended October 31, 2015, the average borrowings under the Agreement and the average interest rate (excluding fees) were $118,953,425 and 0.96%, respectively.

8  Risks Associated with Foreign Investments

The Fund’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

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Notes to Financial Statements — continued

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2015, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$155,076,017	$376,777	$155,452,794
Collateralized Mortgage Obligations	—	64,312,991	—	64,312,991
Commercial Mortgage-Backed Securities	—	24,791,149	—	24,791,149
Mortgage Pass-Throughs	—	61,912,091	—	61,912,091
Asset-Backed Securities	—	13,848,001	—	13,848,001
U.S. Government Agency Obligations	—	1,512,393	—	1,512,393
Corporate Bonds & Notes	—	2,325,305	—	2,325,305
Foreign Corporate Bonds	—	627,638	—	627,638
Foreign Government Bonds	—	38,042,887	—	38,042,887
U.S. Treasury Obligations	—	9,939,650	—	9,939,650
Common Stocks	—	94,469	1,159,470	1,253,939
Convertible Preferred Stocks	—	—	14,276	14,276
Currency Options Purchased	—	68,590	—	68,590
Short-Term Investments —
Foreign Government Securities	—	15,800,899	—	15,800,899
U.S. Treasury Obligations	—	2,998,467	—	2,998,467
Other	—	3,515,898	—	3,515,898

Total Investments	$—	$394,866,445	$1,550,523	$396,416,968

Forward Foreign Currency Exchange Contracts	$—	$1,475,829	$—	$1,475,829
Swap Contracts	—	540,718	—	540,718

Total	$—	$396,882,992	$1,550,523	$398,433,515

Liability Description

Currency Options Written	$—	$(36,170)	$—	$(36,170)
Forward Foreign Currency Exchange Contracts	—	(2,976,618)	—	(2,976,618)
Swap Contracts	—	(290,273)	—	(290,273)

Total	$—	$(3,303,061)	$—	$(3,303,061)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

41

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Notes to Financial Statements — continued

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2015 is not presented.

At October 31, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

10  Legal Proceedings

In May 2015, the Fund was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Fund is approximately $932,000 (equal to 0.34% of net assets at October 31, 2015). The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value. The attorneys’ fees and costs related to these actions will be expensed by the Fund as incurred.

42

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2015, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Diversified Income Fund as of October 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 17, 2015

43

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

44

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

45

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2015, Fund records indicate that there are 9 registered shareholders and approximately 9,452 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

46

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2018. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2018. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Class I Trustee	Until 2018. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2016. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class III Trustee	Until 2017. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Class II Trustee	Until 2016. Trustee since 2003.

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

47

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2017. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(3) 1957	Class II Trustee	Until 2016. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2016. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2017. Trustee since 2005 and Chairman since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Officer Since(4)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

48

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

49

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2319 10.31.15

Item 2.	Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3.	Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2014 and October 31, 2015 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/14	10/31/15
Audit Fees	$115,442	$111,874
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$41,340	$34,799
All Other Fees(3)	$0	$0

Total	$156,782	$146,673

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2014 and October 31, 2015; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/14	10/31/15
Registrant	$41,340	$34,799
Eaton Vance(1)	$99,750	$46,000

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Cynthia E. Frost and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” of “Eaton Vance”) is the investment adviser to the Fund. Catherine M. McDermott, Scott H. Page, Eric A. Stein, Payson F. Swaffield and Andrew Szczurowski comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments.

Ms. McDermott is a Vice President of EVM and has been a portfolio manager of the Fund since January 2008. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Fund since February 2005 and is Co-Director of EVM’s Floating-Rate Loan Group. Mr. Stein is a Vice President of EVM, has been a portfolio manager of the Fund since December 2012 and is Co-Director of EVM’s Global Income Group. Mr. Swaffield is a Vice President and Chief Income Investment Officer of EVM and has been a portfolio manager of the Fund since February 2005. Mr. Szczurowski is a Vice President of EVM and has been a portfolio manager of the Fund since November 2011. Ms. McDermott and Messrs. Page, Stein, Swaffield and Szczurowski have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts		Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Catherine C. McDermott
Registered Investment Companies	2	$3,288.0		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	0	$0		0	$0

Scott H. Page
Registered Investment Companies	14	$25,109.1		0	$0
Other Pooled Investment Vehicles	11	$10,146.6	(2)	1	$4.9
Other Accounts	7	$3,459.9	(3)	0	$0

Eric A. Stein(1)
Registered Investment Companies	15	$20,858.2		0	$0
Other Pooled Investment Vehicles	3	$401.2		1	$14.9
Other Accounts	0	$0		0	$0

Payson F. Swaffield
Registered Investment Companies	2	$3,288.0		0	$0
Other Pooled Investment Vehicles	0	$0		0	$0
Other Accounts	0	$0		0	$0

Andrew Szczurowski(1)
Registered Investment Companies	6	$7,895.7		0	$0
Other Pooled Investment Vehicles	1	$352.7		0	$0
Other Accounts	0	$0		0	$0

(1)	This portfolio manager serves as portfolio manager of one or more registered investment companies and pooled investment vehicles that invest or may invest in one or more underlying registered investment companies in the Eaton Vance family of funds. The underlying investment companies may be managed by this portfolio manager or another portfolio manager.

(2)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets either in a registered investment company or in a separate pooled investment vehicle managed by this portfolio manager or another Eaton Vance portfolio manager.
(3)	This portfolio manager provides investment advice with respect to only a portion of the total assets of certain of these accounts. Only the assets allocated to this portfolio manager as of the Fund’s most recent fiscal year end are reflected in the table.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Catherine C. McDermott	None
Scott H. Page	None
Eric A. Stein	$1 - $10,000
Payson F. Swaffield	None
Andrew Szczurowski	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period*	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Programs	Maximum Number of Shares that May Yet Be Purchased Under the Programs
November 2014	86,900	$14.46	86,900	1,517,660
December 2014	200,000	$14.24	200,000	1,317,660
January 2015	4,500	$14.27	4,500	1,313,160
February 2015	20,000	$14.39	20,000	1,293,160
March 2015	41,500	$14.33	41,500	1,251,660
April 2015	48,200	$14.63	48,200	1,203,460
May 2015	—	$—	—	1,203,460
June 2015	26,400	$14.05	26,400	1,177,060
July 2015	50,900	$13.96	50,900	1,126,160
August 2015	69,300	$13.81	69,300	1,056,860
September 2015	90,700	$13.32	90,700	966,160
October 2015	28,000	$13.25	28,000	938,160
Total	666,400	$14.07	666,400

*	On November 11, 2013, the Fund’s Board of Trustees approved a share repurchase program authorizing the Fund to repurchase up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program was announced on November 15, 2013.

Item 10.	Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	December 11, 2015

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 11, 2015